MARK IV SAVINGS & RETIREMENT PLAN

                        ______________________________

                       Fourth Amendment and Restatement
                        ______________________________

                           Effective January 1, 1994
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                               TABLE OF CONTENTS




       1.  DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . .   2

       2.  TOP HEAVY PROVISIONS. . . . . . . . . . . . . . . . . . . . . .  15

       3.  SERVICE, PARTICIPATION AND VESTING. . . . . . . . . . . . . . .  19

       4.  CONTRIBUTIONS . . . . . . . . . . . . . . . . . . . . . . . . .  29

       5.  ACCOUNTS AND VALUATIONS . . . . . . . . . . . . . . . . . . . .  44

       6.  INVESTMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .  48

       7.  AMOUNT AND TIME OF DISTRIBUTION OF RETIREMENT
            INCOME . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54

       8.  NORMAL AND OPTIONAL PAYMENT FORMS OF
            RETIREMENT INCOME; DEATH BENEFITS. . . . . . . . . . . . . . .  58

       9.  OPERATION OF THE PLAN . . . . . . . . . . . . . . . . . . . . .  66

      10.  PLAN ADMINISTRATION AND THE RETIREMENT COMMITTEE. . . . . . . .  69

      11.  THE TRUST . . . . . . . . . . . . . . . . . . . . . . . . . . .  73

      12.  AMENDMENT OF THE PLAN . . . . . . . . . . . . . . . . . . . . .  76

      13.  TERMINATION OF THE PLAN . . . . . . . . . . . . . . . . . . . .  77

      14.  MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . . . . . . .  79

                                 INTRODUCTION


                     Mark IV Savings & Retirement Plan


Recitals:

            Mark IV Industries, Inc., a Delaware corporation, with offices at 501 John James Audubon Parkway, Amherst, New York ("Mark IV") is the parent of certain direct and indirect wholly-owned subsidiaries that, prior to March 1, 1987, had established defined contribution pension plans, profit sharing plans, 401(k) plans or both profit sharing and 401(k) plans for the benefit of their respective employees.

            Mark IV may, in the future, become the direct or indirect parent of one or more additional wholly-owned subsidiaries that may have adopted one or more defined contribution pension plans, profit sharing or 401(k) plans for the benefit of their respective employees.

            Effective March 1, 1987, Mark IV adopted a master profit sharing/401(k) plan known as the "Mark IV Savings & Retirement Plan" (formerly known as the "Mark IV Retirement Savings Plan") in order to centralize the operation and administration of the profit sharing and 401(k) plans maintained by its direct and indirect wholly owned subsidiaries and any future direct and indirect wholly owned subsidiaries of Mark IV.

            Mark IV amended the Mark IV Savings & Retirement Plan (hereinafter the "Plan") following its adoption by instruments executed and effective as follows:

                                    Executed                Effective

            First Amendment         July 10, 1989           March 1, 1987
            Second Amendment        December 27, 1990       January 1, 1990
            Third Amendment and
             Restatement            December 16, 1993       January 1, 1993

            Mark IV now desires to amend the Mark IV Savings & Retirement
Plan: (1) to permit Participants to invest up to twenty percent (20%) of the amounts contributed to the Account which has been established for their benefit under the Plan in common stock of Mark IV; (2) to permit Participants to change the manner in which the amount allocated to the Account established for their benefit under the Plan is allocated among the investment funds provided for by the Plan once in each month; and (3) to delegate certain authority to amend the Plan to the Retirement Committee appointed under the terms of the Plan;

            NOW, THEREFORE, in order to amend the Plan to carry into effect the amendments to the Plan described above, Mark IV hereby adopts the following as the Fourth Amendment and Restatement of the Plan effective January 1, 1994.

                                   ARTICLE I

                                1.  DEFINITIONS


            The following words and phrases when used in the Plan shall have the following meanings, unless a different meaning is plainly required by the context:

      1.01 Account means the aggregate value of the account or accounts, which are established and maintained by the Retirement Committee for each Participant with respect to the Participant's interest in the Trust Fund, including the aggregate value of any subaccounts established within such account or accounts.

      1.02 Accrued Benefit means, the value of a Participant's Account determined as of the nearest succeeding Valuation Date with respect to amounts contained in the Participant's Account which are attributable to (a) Elective Contributions made pursuant to Section 4.01 hereof; (b) Matching Contributions made pursuant to Section 4.02 hereof; (c) Discretionary Contributions made pursuant to Section 4.03 hereof; and (d) After-Tax Contributions made pursuant to Section 4.04 hereof. In addition, the amount of a Participant's Accrued Benefit shall include the amount of Matching Contributions and/or Discretionary Contributions, if any, allocated to the Account of a Participant in accordance with the terms of the Adoption Agreement under which the Participant is an Eligible Employee as of the end of the Plan Year in which the Participant attains his Normal or Early Retirement Date, dies or suffers a Total and Permanent Disability.

            Notwithstanding the provisions of the preceding paragraph, for purposes of determining the amount which a Participant may borrow from the Plan pursuant to Section 6.04 hereof and for purposes of determining the amount which may be withdrawn from the Plan by a Participant pursuant to
Section 4.10 hereof, the term "Accrued Benefit" shall mean the value of a Participant's Account determined as of the nearest preceding Valuation Date.

      1.03 Act means the Employee Retirement Income Security Act of 1974, as amended.

      1.04 Actual Deferral Percentage means the ratio, calculated separately for each Participant for each Plan Year, of (a) the amount of Elective Contributions made to the Plan on behalf of the Participant for the Plan Year and actually contributed to the Trust on behalf of the Participant during the Plan Year, to (b) the amount of the Participant's Compensation. For purposes of determining the amount of the Actual Deferral Percentage of a Participant that is a Highly Compensated Employee (but not for purposes of determining the amount of the Actual Deferral Percentage of a Participant that is not a Highly Compensated Employee) the amount of the Elective Contributions made to the Plan on behalf of such Highly Compensated Employee Participant shall include the amount, if any, of the Elective Contributions returned to the Participant pursuant to the provisions of Section 4.06(b) hereof.

      1.05 Actual Contribution Percentage means the ratio, calculated separately for each Participant for each Plan Year, of (a) the sum of the amount of Matching Contributions and After Tax Contributions made to the Plan on behalf of the Participant for the Plan Year plus, if elected by the Participating Company, the amount of Elective Contributions made on behalf of the Participant for the Plan Year, to (b) the amount of the Participant's Compensation; provided however, that, the amount of Elective Contributions made by a Participant may not be included for purposes of determining the amount of a Participant's Actual Contribution Percentage unless the overall limit on Elective Contributions described in Section 4.07 hereof is not violated when such Elective Contributions are included in making the calculations required under Section 4.07 and when such Elective Contributions are excluded in making the calculations required under Section 4.07. The Actual Contribution Percentage shall not include Matching Contributions which are forfeited in order to satisfy the provisions of Section 4.08 or because such contributions are related to Elective Contributions which must be distributed to Highly Compensated Employees pursuant to Section 4.07 hereof.

      1.06 Adoption Agreement means an agreement adopted by Mark IV or entered into between Mark IV and a Participating Company which defines the group or class of Employees of the Participating Company that are eligible to participate in this Plan, the amount of the contribution to be made by the Participating Company on behalf of such group or class of Employees, if any, and which sets forth any other provisions of this Plan which are applicable only to the group or class of Employees of the Participating Company that are eligible to participate in this Plan as described in such agreement.

            Except as otherwise required by the context, for purposes of this Plan Document and the Adoption Agreements which may be executed by Mark IV or a Participating Company, the term "Adoption Agreement" shall be deemed to refer to the Adoption Agreement under which an Employee is described as an Eligible Employee. In addition to the above, as a result of the merger of the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan with and into the Mark IV Retirement Savings Plan with the Mark IV Retirement Savings Plan (the surviving plan) now being known as the "Mark IV Savings & Retirement Plan", the term "Adoption Agreement" as contained in this Plan Document shall be deemed to include each Adoption Agreement which was in effect with respect to the provisions of the Mark IV Retirement Savings Plan and the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan at any time prior to the date hereof.

      1.07  Affiliated Company means with respect to Mark IV or any Subsidiary
Company:

            (a) any other company which is included within a "controlled group of corporations" as determined under Section 1563 of the Internal Revenue Code of 1986 without regard to subsections (a)(4) and (e)(3)(C) of said Section 1563;

            (b) any other trades or businesses (whether or not incorporated) which, based on principals similar to those defining a "controlled group of corporations" for purposes of (a) above, are under common control;

            (c) any corporation, trade or business which is a member of an affiliated service group of which Mark IV or any Subsidiary Company is a member as determined under Section 414(m) of the Internal Revenue Code; and

            (d) any other corporation, business or trade which would be considered an affiliated company with respect to Mark IV or any Subsidiary Company under regulations promulgated under Section 414(o) of the Internal Revenue Code.

      1.08 After Tax Contribution means a contribution which may be made to the Plan by a Participant in accordance with Section 4.04 hereof.

      1.09  Anniversary Date means January 1 of each year.

      1.10 Annuity Starting Date means the first day of the first period for which an amount is payable as an annuity or any other form under this Plan.

      1.11 Average Contribution Percentage means, with respect to Highly Compensated Employees, the average of the Actual Contribution Percentages of such Highly Compensated Employees and, with respect to Participants that are not Highly Compensated Employees, the average of the Actual Contribution Percentages of Participants that are not Highly Compensated Employees.

      1.12 Average Deferral Percentage means, with respect to Participants that are Highly Compensated Employees, the average of the Actual Deferral Percentages of all Participants that are Highly Compensated Employees and, with respect to Participants that are not Highly Compensated Employees, the average of the Actual Deferral Percentages of all Participants that are not Highly Compensated Employees.

      1.13 Balanced Investment Fund means an unsegregated fund invested in a diversified balance of bonds and common stocks.

      1.14 Beneficiary or Beneficiaries means the person, persons or entity that has been designated in writing by a Participant to receive the benefits under this Plan payable upon the Participant's death. A Participant's designation of a Beneficiary that is not his Spouse shall not be valid or recognized by the Retirement Committee for purposes of this Plan unless (a) the Participant's Spouse has consented in writing to such designation, (b) the Participant's designation specifies the beneficiary to whom and/or, with respect to a waiver of the Qualified Joint and Survivor Annuity form of payment, the form in which such Participant's Retirement Income is to be paid or the consent of the Participant's Spouse expressly permits designations by the Participant without any requirement of further consent by the Spouse, (c) such consent acknowledges the effect of such designation and (d) the consent of such Spouse is witnessed by a Plan representative or a Notary Public. Notwithstanding the foregoing, the consent of the Participant's Spouse shall not be required if it is established to the satisfaction of the Retirement Committee that such consent cannot be obtained because the Participant has no Spouse or the Participant's Spouse cannot be located, or the Participant is legally separated or has been abandoned by the Spouse (within the meaning of applicable local law) and has a court order to such effect.

            If, prior to a Participant's Annuity Staring Date, the Participant marries or locates his Spouse after making a Beneficiary designation without the written consent of such Spouse as provided above, such designation shall not be valid or recognized by the Retirement Committee for purposes of this Plan. If no such designation is in effect at the time of the death of the Participant, or if no person so designated shall survive the Participant, the Beneficiary shall be his Spouse, or if the deceased Participant has no surviving Spouse, his estate.

      1.15  Board means the Board of Directors of Mark IV.

      1.16 Break in Service means a Plan Year during which an Eligible Employee completes not more than 500 Hours of Service due to a termination of employment with the Employer. A termination of employment shall not occur upon an Eligible Employee's transfer from the employment of one Participating Company to another Participating Company.

            If an Eligible Employee who is absent from work for any period by reason of:

            (a)   the pregnancy of such Eligible Employee;

            (b)   the birth of a child of such Eligible Employee;

            (c) the placement of a child with such Eligible Employee in connection with the adoption of such child by such Eligible Employee; or

            (d) the need to care for such child for a period beginning immediately following the birth or placement of such child with such Eligible Employee; or

            (e) an unpaid family leave which is protected under the provisions of The Family and Medical Leave Act of 1993;

such Eligible Employee shall receive an Hour of Service for each Hour of Service which the Eligible Employee would have been credited with during the period of such absence had the Eligible Employee not been absent for purposes of determining whether such Eligible Employee has incurred a Break-in-Service. If the Retirement Committee is unable to determine the number of Hours of Service which the Eligible Employee would have been credited with had such Eligible Employee not been absent, such Eligible Employee shall be credited with 8 Hours of Service per work day of such absence. Notwithstanding the foregoing, an Eligible Employee shall not be credited with more than the number of Hours of Service required to prevent such Eligible Employee from incurring a Break in Service nor be credited with more than 501 Hours of Service by reason of any absence described in this paragraph. The Hours of Service credited under this paragraph shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent the Eligible Employee from incurring a Break in Service in that computation period or, in all other cases, in the following computation period. The provisions of this paragraph shall be used solely for purposes of determining whether an Eligible Employee has incurred a Break in Service for participation and vesting purposes.

      1.17  Code means the Internal Revenue Code of 1986, as amended.

      1.18 Compensation means, except as otherwise provided by the terms of the Adoption Agreement under which an Eligible Employee is a Participant, the annual earnings of an Eligible Employee paid or payable by the Employer as reported on the Eligible Employee's Federal income tax withholding statement (Form W-2 or its subsequent equivalent) for the calendar year which ends with or within the Plan Year including amounts contributed by the Employer on behalf of such Eligible Employee pursuant to such Eligible Employee's election to defer compensation under Section 4.01 hereof including amounts, if any, contributed by the Eligible Employee to a Code Section 125 plan established by an Affiliated Company but excluding (i) amounts reimbursed to an Eligible Employee for auto expenses and moving expenses, (ii) amounts attributable to the provision of life insurance on behalf of an Eligible Employee, (iii) amounts attributable to severance and disability payments received by an Eligible Employee, (iv) amounts attributable to directors fees received by an Eligible Employee, (v) amounts attributable to an Eligible Employee's exercise of stock options and (vi) except as set forth above, contributions made by the Employer on behalf of the Eligible Employee to or under any form of employee benefit program.

            Notwithstanding the foregoing, effective March l, 1989, the maximum amount of Compensation which may be taken into account for any purpose under this Plan shall be $200,000 or such other amount as may be established by the Secretary of the Treasury under Section 401(a)(17) of the Code and, effective January 1, 1994, the maximum amount of Compensation which may be taken into account for any purpose under this Plan shall be $150,000 or such other amount as may be established by the Secretary of the Treasury under
Section 401(a)(17) of the Code.

            For purposes of applying the limitation set forth in the preceding paragraph, the Compensation (within the meaning set forth above) paid to an individual that is five (5) percent owner of the Employer or a Highly Compensated Employee that is one of the ten (10) most highly paid Employees of the Employer shall be deemed to include the Compensation (within the meaning set forth above) paid to the Spouse or any lineal descendant of such individual; provided however, that in the case of a lineal descendant, such lineal descendant has not attained age 19 and, if such limitation is exceeded, the amount of the Compensation paid to such five (5) percent owner or such Highly Compensated Employee shall be adjusted in accordance with regulations of the Secretary of the Treasury under Section 401(a)(17) of the Code.

      1.19 Discretionary Contribution means a contribution which may be made to the Plan by a Participating Company for any Plan Year, the amount of which contribution is determined by the Board of Directors of the Participating Company.

      1.20 Earliest Retirement Age means the earliest date on which, under the Plan, the Participant could elect to receive Retirement Income.

      1.21  Effective Date means March 1, 1987.




      1.22 Elective Contribution means a contribution made to the Plan by a Participating Company on behalf of a Participant that is employed by such Participating Company and who has elected to defer a portion of his Compensation as provided for in Section 4.01 hereof.

      1.23 Eligible Employee means any person engaged in rendering personal services to a Participating Company for wages as defined in Section 3121(a) of the Code if such person is included within the group or classification of such persons which are eligible to participate in this Plan as provided in the Adoption Agreement executed by such Participating Company excluding leased employees described in Section 414(n) of the Code; provided, however, that notwithstanding the foregoing, any person that is classified as a "Part Time" employee on the employment books and records of a Participating Company shall not be an Eligible Employee" unless such person's classification on the books and records of the Participating Company is changed from "Part Time" to "Full Time".

      1.24 Employee means any person engaged in rendering personal services to the Employer for wages as defined in Section 3121(a) of the Code and includes leased employees as described in Section 414(n) of the Code.

      1.25 Employer means Mark IV and any Affiliated or Subsidiary Company which has adopted the provisions of this Plan by executing an Adoption Agreement which continues to be in effect. Any such company shall be a "Participating Company".

            With respect to any Participant, Employee or Eligible Employee, the term "Employer" and the phrase "his Employer" shall be deemed to refer solely to the Participating Company for whom such Participant or Employee performs personal services for wages as defined in Code Section 3121(a).

      1.26 Employment Commencement Date means the first day for which an Employee is entitled to be credited with an "Hour of Service" for the performance of duties for his Employer.

      1.27 Growth Investment Fund means an unsegregated fund invested primarily in common stocks of seasoned U.S. companies tending to have strong market positions good financial strength and low sensitivity to changing economic conditions.

      1.28 Guaranteed Investment Fund means an unsegregated fund invested primarily in guaranteed investment contracts issued by insurance companies or bank investment contracts.

      1.29 Highly Compensated Employee. "Highly Compensated Employee" means, with respect to Plan Years beginning on or after January 1, 1991:

            (a) In General. Subject to Section 1.29(b) below, an Employee, at any time during the Plan Year:

                  (i) who owns five percent (5%) or more of Mark IV or any Affiliated Company;

                  (ii) whose Compensation is in excess of $50,000 or such greater amount as may be recognized for increases in the cost of living in accordance with Code Section 415(d); or

                  (iii) who is an officer of Mark IV or any Affiliated Company (but not more (including all Affiliated Companies) than the lesser of:

                        (A)   fifty (50) Employees, or

                        (B) the greater of three (3) or ten percent (10%) of all Employees of Mark IV and the Affiliated Companies shall be considered officers for this purpose) and whose Compensation is in excess of $45,000, or such greater amount as may be recognized for increases in the cost of living in accordance with Code Section 415(d). In the event that no officer of Mark IV or any Affiliated Company receives such amount of Compensation for a Plan Year, the officer who receives the highest Compensation for the Plan Year shall be included for the purposes of this Section.

            (b)   Special Rules.

                  (i) A former Employee who was a Highly Compensated Employee (as defined herein) on his Severance Date or at any time on or after his attainment of age fifty-five (55) shall continue to be considered to be a Highly Compensated Employee.

                  (ii) An Employee who was not a Highly Compensated Employee as described in Section 1.29(a)(i), (ii) or (iii) for the immediately preceding Plan Year, but who is a Highly Compensated Employee as described in one of those Sections for the current Plan Year, shall not be considered a Highly Compensated Employee for the current Plan Year unless he is within the group of the one hundred (100) most highly compensated Employees for the current Plan Year.

            (c) Special Treatment of Certain Family Members. If an Employee is a member of the family of an Employee who owns five percent (5%) or more of the Employer, or of a Highly Compensated Employee (as defined above) who is within the group of the ten (10) most Highly Compensated Employees for a Plan Year, such individual shall not be treated as a separate Employee, and any Compensation paid to him (and any contribution on his behalf) shall be treated as paid to (or contributed on behalf of) the five percent (5%) owner or the Highly Compensated Employee. For purposes of this Section 1.29(c), "family" shall mean the applicable Employee's Spouse, direct ascendants or descendants and the spouse of such direct ascendants or descendants.

      1.30 Hour of Service means each hour for which an Eligible Employee is directly or indirectly paid or entitled to payment for the performance of duties for an Employer. In addition, an "Hour of Service" means each hour for which an Eligible Employee is directly or indirectly entitled to payment on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity, disability, layoff, jury duty, military duty or leave of absence. Notwithstanding the above, the hours required to be credited to an Eligible Employee under the provisions of the preceding sentence shall not include hours for which payment is made or due under a plan maintained solely for the purpose of complying with applicable Workers' Compensation laws, or Unemployment Compensation or disability insurance laws, and no more than 501 hours shall be credited to an Eligible Employee on account of any single continuous period during which the Eligible Employee performs no duties. In addition, no hours shall be credited for a payment which solely reimburses an Eligible Employee for medical or medically related expenses incurred by the Eligible Employee.

            An Hour of Service also means each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer provided, however, that in no event shall the same hours be credited under both this paragraph and the other paragraphs of this Section 1.30.

            The computation period to which Hours of Service shall be credited and the number of Hours of Service to be credited for reasons other than the performance of duties shall be determined under Title 29, Subchapter C,
Section 2530.200b(b) and (c) of Code of Federal Regulations, which is hereby incorporated by reference. Hours of Service shall be determined from records maintained by the Employer.

      1.31 Investment Fund means individually, each of the Guaranteed Investment Fund, the Money Market Fund, the Short Term Investment Fund, the Balanced Investment Fund, the S & P 500 Index Fund, the Growth Investment Fund, the Mark IV Stock Fund and such other investment funds as may, from time to time, be established by the Trust Committee as vehicles for the investment of the amount allocated to a Participant's Account. The term "Investment Funds" means each of the separate Investment Funds described above considered collectively.

      1.32 Key Employee means any Employee or the Beneficiary of any Employee who, at any time during the Plan Year or any of the preceding four (4) Plans Years of this Plan or, if applicable, any Predecessor Plan, is:

            (a) an officer of Mark IV or an Affiliated Company (as the term officer is defined within the meaning of the regulations under Code Section
416) having annual compensation from Mark IV or an Affiliated Company greater than 150% of the amount in effect under Code Section 415(c)(l)(A) for such Plan Year; provided that, for purposes of this Section l.32, the term compensation shall be deemed to have the meaning contained in the regulations under Code Section 415(d) and provided further that the total number of officers as determined under this Section 1.32(a) shall not be greater than 50 Employees or, if less, the greater of 3 or 10% of the Employees of Mark IV and Affiliated Companys.

            (b) one of the ten Employees having annual compensation from Mark IV or an Affiliated Company greater than the amount in effect under Code
Section 415(c)(l)(A) and owning both more than a l/2 percent interest and the largest percentage ownership interests in all Affiliated Companies.

            (c) a more than five percent owner of Mark IV or an Affiliated Company.




            (d) a more than one percent owner of Mark IV or an Affiliated Company having annual compensation from Mark IV or the Affiliated Company of more than $150,000.

            (e) in determining ownership interests in Mark IV or an Affiliated Company under Sections (b), (c) and (d) above, the constructive ownership rules of Code Section 318 (or the principles of that Section in the case of an unincorporated Employer) shall apply.

            (f)   in determining percentage ownership under Sections (c) and
(d) above, Participating Companies that would otherwise be aggregated under Code Sections 414(b), (c) and (m) shall be treated as separate Participating Companies; in determining whether an individual has Compensation of more than $150,000, however, Compensation from each Participating Company required to be aggregated under Code Sections 414(b), (c) and (m) shall be taken into account.

      1.33 Matching Contribution means a contribution which may be made to the Plan by a Participating Company on behalf of a Participant that is employed by such Participating Company and who has elected to defer a portion of his Compensation as provided for in Section 4.01 hereof, the amount of which contribution is proportional to the amount of Compensation deferred by the Participant.

      1.34 Mark IV Stock Fund means an unsegregated fund that invests exclusively in common stock of Mark IV Industries, Inc.

      1.35 Money Market Fund means an unsegregated fund that invests exclusively in money market instruments and securities issued by the U.S. Treasury and agencies of the U.S. Government.

      1.36  Non-Key Employee shall mean any Employee who is not a Key
Employee.

      1.37 Participant means any Eligible Employee that is described as a Participant under the terms of the Adoption Agreement under which such Employee is an Eligible Employee and any other Eligible Employee that has satisfied the requirements for participation in this Plan as contained in the provisions of the Plan Document as supplemented or modified by the Adoption Agreement under which such Employee is an Eligible Employee.

      1.38 Payroll Period means the time interval, whether weekly, bi-weekly, monthly or otherwise, which has been established by a Participating Company as the period of time which elapses between the dates that the Participating Company issues checks to its Employees for services rendered which contain payment of a portion of the total Compensation payable to the Employee.

      1.39 Period of Severance means the period of time beginning on the day following the Termination Date of an Eligible Employee and ending on the date on which such Eligible Employee again performs an Hour of Service. Each twelve consecutive month period contained within a Period of Severance shall be deemed to be a "One Year Period of Severance".

      1.40 Period of Service means the period of time beginning on an Eligible Employee's Employment Commencement Date and ending on the Eligible Employee's Termination Date; provided that, if the Termination Date of an Eligible Employee is delayed as a result of the requirements of The Family Medical Leave Act of 1993 or if the Termination Date of an Eligible Employee is delayed for an additional twelve month period as provided in Section 1.54(b)(ii) hereof by reason of the pregnancy of such Eligible Employee, the birth of a child of such Eligible Employee, the placement of a child with such Eligible Employee in connection with the adoption of such child by such Eligible Employee or the need to care for such child for a period beginning immediately following the birth or placement of such child with such Eligible Employee, such additional twelve month period shall not be deemed to constitute a Period of Service or a Period of Severance for purposes of determining the number of Years of Service completed by such Eligible Employee.

      1.41 Plan means the Mark IV Savings & Retirement Plan as set forth in this instrument, as amended from time to time and including the terms of each Adoption Agreement executed by each Participating Company which adopts the
Plan.   Notwithstanding the foregoing, with respect to any Participant, the term "Plan" shall mean only the provisions of this document as incorporated by the Adoption Agreement under the terms of which such Participant is an Eligible Employee and any other provisions contained in such Adoption Agreement.

      1.42 Plan Year means each twelve (12) consecutive month period beginning on March 1 of each year through February 28, 1990 and the ten (10) consecutive month period of March 1, 1990 through December 31, 1990. Effective January 1, 1991, the term Plan Year shall mean the twelve (12) consecutive month period beginning on January 1 of each year.

      1.43 Predecessor Plan means a qualified profit sharing plan, a qualified 401(k) plan, a qualified thrift plan, a qualified defined contribution pension plan or a qualified plan which combines the attributes of any of the above-described plans which plan was maintained by a Participating Company prior to the adoption of this Plan for Employees of the Participating Company the terms of which qualified profit sharing, thrift, 401(k), defined contribution pension or combined plan have been incorporated into this Plan by an Adoption Agreement. Any reference in this Plan or an Adoption Agreement to the terms of the Predecessor Plan shall be deemed to refer to the terms of the Predecessor Plan as constituted from time to time prior to the effective date of the Adoption Agreement.

      1.44 Qualified Joint and Survivor Annuity means (a) with respect to married Participants, a form of payment which provides a life annuity to the Participant providing equal monthly payments to the Participant over the life of the Participant and, following the Participant's death, providing a survivor annuity to the Participant's Spouse which provides equal monthly payments to the Participant's Spouse over the life of the Participant's Spouse, in an amount which (except as otherwise provided by the Adoption Agreement under which such Participant is an Eligible Employee) equals 50% of the monthly amount of the annuity which is payable during the joint lives of the Participant and the Participant's Spouse; and (b) with respect to unmarried Participants, a form of payment which provides a life annuity to the Participant providing equal monthly payments to the Participant over the life of the Participant with no further payments being made after the Participant's death. The Qualified Joint and Survivor Annuity to which a Participant is entitled under the terms of the Plan shall be provided by using the vested portion of the Participant's Accrued Benefit to purchase an annuity contract providing for an annuity in the form of a Qualified Joint and Survivor Annuity. Such annuity contract shall be purchased from an insurance company licensed to do business in the State of New York or the state in which the Participating Company for whom the retiring Participant was employed is located.

      1.45 Qualified Preretirement Survivor Annuity means a form of payment of death benefits which provides for payment of an annuity under which equal monthly payments are made to the Participant's Spouse for the life of the Participant's Spouse. The Qualified Preretirement Survivor Annuity to which a Participant's Spouse is entitled under the terms of the Plan shall be provided by using the vested portion of the Participant's Accrued Benefit to purchase an annuity contract providing for an annuity in the form of a Qualified Preretirement Survivor Annuity. Such annuity contract shall be purchased from an insurance company licensed to do business in the State of New York or the state in which the Participating Company for whom the retiring Participant was employed is located.

            The surviving Spouse of a Participant may direct that payment of such annuity shall begin not later than the month in which the Participant would have attained the Earliest Retirement Age under the Plan.

      1.46 Retirement Committee means the committee appointed by the Board pursuant to Article X.

      1.47 Retirement Income means the amount of benefits which a Participant is eligible to receive on his Normal, Early, Postponed, Disability Retirement Date or his Termination Date as provided in the Adoption Agreement under which such Participant is an Eligible Employee.

      1.48 Severance Date means the date on which an Eligible Employee quits, retires, is discharged, suffers a Total and Permanent Disability or dies.

      1.49 Short Term Investment Fund means an unsegregated fund invested primarily in short term U.S. Government and Agency Securities, generally with a maturity of one to four years.

      1.50 Spouse means the person who is married to a Participant on the Annuity Starting Date; provided however, that, for purposes of determining whether a Participant has a spouse who is entitled to payment of a Qualified Pre-Retirement Survivor Annuity, the term "Spouse" shall mean the person who is married to the Participant continuously for a one-year period ending on the earlier of:

            (a)   the Participant's Annuity Starting Date, or

            (b)   the date of the Participant's death.



If a Participant marries within one-year before the Annuity Starting Date, and the Participant and the Participant's spouse in such marriage have been married for at least a one-year period ending on or before the date of the Participant's death, such Participant and such spouse shall be treated as having been married throughout the one-year period ending on the Participant's Annuity Starting Date.

      1.51 S & P 500 Index Fund means an unsegregated fund that invests in all stocks included in the Standard & Poor's 500 Index in approximately the same proportions as they are represented in the S & P 500 Index.

      1.52 Subsidiary Company means any company other than an Affiliated Company, in which Mark IV shall directly or indirectly hold or control at least 10% of the capital stock. A Subsidiary Company may be either a domestic subsidiary or foreign subsidiary.

      1.53 Super Top Heavy Plan means that this Plan has been determined to be such in accordance with the provisions of Section 2.02 of the Plan.

      1.54  Termination Date means:

            (a) in the case of an Eligible Employee whose Years of Service are determined using the Hours of Service method contained in Section 3.02 hereof, the date on which such Eligible Employee ceases to be an Employee for purposes of the Plan, which date shall be the earlier of:

                  (i) The date the Eligible Employee quits, is discharged, dies or retires; or

                  (ii) The date the Eligible Employee incurs a Break in Service; and

            (b) in the case of an Eligible Employee whose Years of Service are determined using the Elapsed Time method contained in Section 3.03 hereof, the date on which such Eligible Employee ceases to be an Employee for purposes of the Plan, which date shall be the earlier of:

                  (i) the date the Eligible Employee quits, is discharged, dies or retires, or

                  (ii) the date the Eligible Employee completes a period of twelve months, in which the Employee is absent from employment with his Employer for any reason; provided that, if the Eligible Employee is absent within the first twelve months following such twelve month period on account of the pregnancy of such Eligible Employee, the birth of a child of such Eligible Employee, the placement of a child with such Eligible Employee in connection with the adoption of such child by such Eligible Employee or the need to care for such child for a period beginning immediately following the birth or placement of such child with such Eligible Employee, the Termination Date of such Eligible Employee shall be the date such Eligible Employee completes an additional period of twelve months of absence beginning at the end of the first twelve month period described above.



      1.55 Top Heavy Plan means, that this Plan has been determined to be such in accordance with the provisions of Section 2.02 of the Plan.

      1.56 Top Heavy Plan Year means that, for a particular Plan Year, the Plan is a Top Heavy Plan.

      1.57 Trust Agreement means any trust agreement or agreements that may be entered into between Mark IV and any trustee, to carry out the purposes of the Plan, as the same may be amended from time to time.

      1.58 Trustee means, with respect to each Trust Agreement, the trustee appointed and acting in accordance with Article XI.

      1.59 Trust Committee means the committee appointed by the Board pursuant to Article XI.

      1.60 Trust Fund or Fund means the cash and other investments held and administered by the Trustee in accordance with the provisions of the Trust Agreement and the Plan.

      1.61 Valuation Date means the last day of each calendar month during the Plan Year and such other dates deemed necessary by the Retirement Committee upon which to value the Trust Fund.

      1.62 Vesting Computation Period means the twelve consecutive month period coinciding with the Plan Year.

            In this Plan document, unless the context clearly requires otherwise, the singular shall include the plural and the masculine gender shall include the feminine. In addition, any reference to the Plan, the Mark IV Retirement Savings Plan or the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan in any Adoption Agreement which is effective prior to the date of this Amendment and Restatement shall, unless otherwise plainly required by the context thereof, shall be deemed to be a reference to this Plan Document.

                                  ARTICLE II

                           2.  TOP HEAVY PROVISIONS


      2.01 Applicability. For any Top Heavy Plan Year, the special vesting requirements of Code Section 416(b) as set forth in Section 3.07 of the Plan and the special minimum benefit requirements of Code Section 416(c) as set forth in Section 5.04 of the Plan shall apply.

      2.02 Determination of Top Heavy Plan Status. This Plan shall be a Top Heavy Plan in any Plan Year in which, as of the Determination Date, the Present Value of Accrued Benefits of Key Employees under this Plan exceeds sixty percent (60%) of the Present Value of Accrued Benefits of all Employees under this Plan.

            This Plan shall be a Super Top Heavy Plan for any Plan Year in which as of the Determination Date, the Present Value of Accrued Benefits of Key Employees under this Plan exceeds ninety percent (90%) of the Present Value of Accrued Benefits of all Employees under this Plan.

            If the Employer maintains any other qualified plan, this Plan shall be a Top Heavy Plan or a Super Top Heavy Plan only if it is determined to be so under the Required and Permissive Aggregation Group provisions set forth in Section 2.05 below.

            A Participant's Present Value of Accrued Benefit and/or Aggregate Account balance shall not be taken into account for purposes of determining whether this Plan is a Top Heavy Plan (or whether any Aggregation Group which includes this Plan is a Top Heavy Group) if such Participant is a Non-Key Employee and such Participant was a Key Employee for any prior Plan Year of this Plan or, if applicable, for any prior plan year of a Predecessor Plan or if such Participant has not performed any services for any Participating Company maintaining the Plan at any time during the five (5) year period ending on the Determination Date.

      2.03 Determination Date means the last day of the preceding Plan Year, or, in the case of the first Plan Year, the last day of such Plan Year.

      2.04 Determination of Present Value of Accrued Benefit. In the case of a defined contribution plan, a Participant's "Present Value of Accrued Benefit" means the value of a Participant's Account as of the most recent Valuation Date occurring within a twelve (12) month period ending on the Determination Date adjusted for contributions due as of the Determination Date. In the case of a plan not subject to the minimum funding requirements of IRC Section 412, the contribution adjustment is the amount of any contributions actually made after the valuation date but on or before the Determination Date. However, in the first Plan Year of a defined contribution plan, this adjustment shall reflect the amount of any contributions made after the Determination Date that are allocated as of the first day of that first Plan Year. In the case of a plan that is subject to the minimum funding requirements under IRC Section 412, the account balance shall include contributions that would be allocated as of a date not later than the Determination Date, even though those amounts are not yet required to be contributed. Also, the adjustment mentioned above shall reflect the amount of any contribution actually made (or due to be made) after the valuation date but before the expiration of the extended payment period in IRC Section 412(c)(10).

            In the case of a defined benefit plan, a Participant's Present Value of Accrued Benefit shall be determined as of the most recent actuarial valuation date, which is the most recent Valuation Date within a twelve (12) month period ending on the Determination Date. For the first Plan Year of such defined benefit plan, the Participant's Present Value of Accrued Benefit shall be determined as if (a) the Participant terminated service as of the Determination Date; or (b) the Participant terminated service as of the actuarial valuation date, but taking into account the estimated Present Value of Accrued Benefits as of the Determination Date. For any other Plan Year of
a defined benefit plan,   the Participant's  Present Value of Accrued Benefit
shall be determined as if the Participant terminated service as of the actuarial valuation date. For purposes of this Section 2.04, the actuarial valuation date is the same date as the date used for computing the defined benefit plan's minimum funding costs, regardless of whether a valuation is performed for that Plan Year.

            The Accrued Benefit of a Participant (other than a Key Employee) shall be determined under the method which is used for accrual purposes for all plans of the Employee's Employer, or, if there is no such method, as if such benefit accrued not more rapidly than the slowest rate permitted under Code Section 411(b)(1)(C).

            A Participant's Present Value of Accrued Benefit as of a Determination Date shall be the sum of:

            (a) the Present Value of a Participant's Accrued Benefit under all defined contribution plans and/or defined benefit plans permitted or required to be considered for determining if the Plan is Top Heavy in accordance with Section 2.05 hereof;

            (b) any distributions made from this Plan within the Plan Year that includes the Determination Date or within the four (4) preceding Plan Years of this Plan and, if applicable, any Plan distributions made during such period from a Predecessor Plan, except that any distribution made after the Valuation Date and prior to the Determination Date shall not be included as a distribution for top heavy purposes to the extent that such distributions are already included in the Participant's Present Value of Accrued Benefit as of the Valuation Date. Any distribution otherwise includable shall not be excluded merely because it was made prior to January 1, 1984;

            (c) any Employee contributions, whether voluntary or mandatory; provided, that amounts attributable to tax deductible employee contributions shall not be considered a part of the Participant's Present Value of Accrued Benefit;




            (d) with respect to rollovers and plan-to-plan transfers which are initiated by the Employee and made from a plan maintained by one employer to a plan maintained by another employer:

                  (i) if this Plan is the plan from which the rollover or plan-to-plan transfer is made, it shall consider such rollover or plan-to-plan transfer as a distribution for the purposes of this Section 2.04.

                  (ii) if this Plan is the plan accepting such rollovers or plan-to-plan transfers, it shall not consider such rollovers or plan-to-plan transfers accepted after December 31, 1983 as part of the Participant's Present Value of Accrued Benefits, but such rollovers or plan-to-plan transfers accepted by a Predecessor Plan prior to January 1, 1984 shall be considered as part of the Participant's Present Value of Accrued Benefits; and


            (e) with respect to rollovers and plan-to-plan transfers which are either not initiated by the Employee or made to a plan maintained by the same employer:

                  (i) if this Plan is the Plan from which the rollover or plan-to-plan transfer is made, it shall not be counted as a distribution for purposes of this Paragraph.

                  (ii) if this Plan is the plan accepting such rollover or plan-to-plan transfer, it shall consider such rollover or plan-to-plan transfer as part of the Participant's Present Value of Accrued Benefit, irrespective of the date on which such rollover or plan-to-plan transfer was accepted.

For purposes of subparagraphs (d) and (e) above, all employers aggregated under Code Sections 414(b), (c) or (m) are treated as the same employer and all others are treated as "another employer".

      2.05  Required and Permissive Aggregation Groups.   The Present Value of
Accrued Benefits for each plan of the Employer in which a Key Employee is a participant, and each other plan of the Employer which enables any plan in which a Key Employee participates to meet the requirements of Code Sections 401(a)(4) or 410, shall be aggregated for purposes of determining whether any such group of plans is a Top Heavy Group. Such group of plans shall be known as a Required Aggregation Group. A Required Aggregation Group shall be a Top Heavy Group in any Plan Year in which, as of the Determination Date, the Present Value of Accrued Benefits of Key Employees in the Required Aggregation Group exceeds sixty percent (60%) of the Present Value of Accrued Benefits for all Employees in the Required Aggregation Group.

            Each plan in a Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is a Top Heavy Group. No plan in a Required Aggregation Group will be considered a Top Heavy Plan if the Required Aggregation Group is not a Top Heavy Group.





            The Employer may aggregate the Present Value of Accrued Benefits in any group of plans provided that the resulting group, taken as a whole, continues to satisfy the provisions of Code Sections 401(a)(4) or 410. Such group of Plans shall be known as a Permissive Aggregation Group. No plan in the Permissive Aggregation Group will be considered a Top Heavy Plan if the Permissive Aggregation Group is not a Top Heavy Group.

                                  ARTICLE III

                    3.  SERVICE, PARTICIPATION AND VESTING


      3.01 Service. Except as otherwise provided by the terms of the Adoption Agreement under which an Employee is an Eligible Employee, the number of Years of Service completed by an Eligible Employee for purposes of determining (a) whether an Eligible Employee has satisfied the service requirements, if any, for participation in the Plan, (b) the amount of an Eligible Employee's vested interest in his Accrued Benefit, and (c) whether a contribution is to be made to the Plan on behalf of an Eligible Employee shall be determined in accordance with the provisions of Section 3.02 or
Section 3.03 hereof, whichever Section is specified by the Adoption Agreement under which a Participant is an Eligible Employee.

      3.02 Hours of Service Method. The number of Years of Service completed by an Employee that is an Eligible Employee under the terms of an Adoption Agreement which has specified that the Hours of Service method as described in this Section 3.02 shall apply for purposes of determining the number of Years of Service completed by such Eligible Employee shall be determined as follows:

            (a)   Eligibility.   Except to the extent otherwise provided by
the terms of the Adoption Agreement under which an Employee is an Eligible Employee and except as otherwise provided by Section 3.04 hereof, the total number of Years of Service completed by an Eligible Employee for purposes of determining his eligibility to participate in the Plan shall be equal to the total of the number of Years of Service completed by an Eligible Employee under the terms of this Section 3.02(a).

                  (i) Employment After Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date on or after the effective date of the Adoption Agreement under which such employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one Year of Service for purposes of determining his eligibility to participate in the Plan if he completes at least l,000 Hours of Service during the twelve consecutive month period beginning on his Employment Commencement Date. Such Eligible Employee shall also be deemed to complete one Year of Service for eligibility purposes for each Plan Year beginning with the first Plan Year following the Plan Year which contains his Employment Commencement Date if he completes at least l,000 Hours of Service during each such Plan Year. The determination of whether an Eligible Employee has completed the number of Hours of Service required to complete a Year of Service under this
Section 3.02(a)(i) shall be made at the end of the twelve consecutive month period beginning on his Employment Commencement Date or the end of the Plan Year, whichever is applicable.






                  (ii) Employment Before Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date which is prior to the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, the number of Years of Service completed by such Eligible Employee for eligibility purposes prior to the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall be equal to the number of Years of Service, if any, completed by such Eligible Employee under the terms of the Predecessor Plan for purposes of determining such Eligible Employee's eligibility to participate in the Predecessor Plan.

            If the Plan Year of the Predecessor Plan under which an Eligible Employee described in this Section 3.02(a)(ii) was eligible to participate ends on any date other than the day immediately preceding the first day of the first Plan Year beginning on or after effective date of the Adoption Agreement under which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one additional Year of Service for eligibility purposes as of the effective date of the Adoption Agreement if such Eligible Employee would have completed at least one Year of Service for eligibility purposes as determined under the terms of the Predecessor Plan during the twelve consecutive month period beginning on the later of the Eligible Employee's Employment Commencement Date and the first day following the last Plan Year of the Predecessor Plan.

            The number of Years of Service which an Eligible Employee described in this Section 3.02(a)(ii) shall be deemed to complete after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall equal one Year of Service for each Plan Year during which such Eligible Employee completes at least l,000 Hours of Service. The determination of whether such an Eligible Employee has completed the required number of Hours of Service for purposes of this Section 3.02(a)(ii) shall be made at the end of the twelve consecutive month period beginning on the first day following the last full plan year of the Predecessor Plan, the Eligible Employee's Employment Commencement Date or the end of the Plan Year, whichever is applicable.

            (b)   Vesting.   Except to the extent otherwise provided by the
terms of the Adoption Agreement under which an Employee is an Eligible Employee and except as otherwise provided by Section 3.04 hereof, the total number of Years of Service completed by an Eligible Employee for purposes of determining his vested interest in his Accrued Benefit under the Plan shall be equal to the total number of Years of Service completed by an Eligible Employee under the provisions of this Section 3.02(b).

                  (i) Employment After Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one Year of Service for purposes of determining his vested interest in his Accrued Benefit, for each Plan Year beginning with the first Plan Year following his Employment Commencement Date in which he completes at least l,000 Hours of Service. The determination of whether such an Eligible Employee has completed the required number of Hours of Service for purposes of this Section 3.02(b)(i) shall be made at the end of each Plan Year.




                  (ii) Employment Before Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date which is prior to the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, the total number of Years of Service completed by such Eligible Employee prior to the effective date of such Adoption Agreement for purposes of determining his vested interest in his Accrued Benefit shall be equal to the number of Years of Service, if any, completed by such Eligible Employee for vesting purposes under the terms of the Predecessor Plan.

            If the plan year of the Predecessor Plan under which an Eligible Employee described in this Section 3.02(b)(ii) was eligible to participate ends on any date other than the day immediately preceding the first day of the first Plan Year beginning on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one additional Year of Service for vesting purposes as of the effective date of the Adoption Agreement if such Eligible Employee completes at least one Year of Service for vesting purposes under the terms of the Predecessor Plan during the twelve consecutive month period beginning on the first day following the last Plan Year of the Predecessor Plan.

            The number of Years of Service which an Eligible Employee described in this Section 3.02(b)(ii) shall be deemed to complete after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall equal one Year of Service for each Plan Year in which such Eligible Employee completes at least l,000 Hours of Service. The determination of whether such an Eligible Employee has completed the required number of Hours of Service for purposes of this Section 3.02(b)(ii) shall be made at the end of the twelve consecutive month period beginning on the first day following the last full plan year of the Predecessor Plan or the end of the Plan Year, whichever is applicable.

            (c) Years of Service for Contributions. Except to the extent otherwise provided by the terms of the Adoption Agreement under which an Employee is an Eligible Employee, for each Plan Year beginning on or after the effective date of the Adoption Agreement under which an Employee is an Eligible Employee, each Eligible Employee that is a Participant in the Plan under the terms of such Adoption Agreement shall be deemed to complete a Year of Service as a result of which the Eligible Employee may be entitled to have a contribution made to the Plan on his behalf by his Employer, if such Eligible Employee completes at least l,000 Hours of Service as a Participant during such Plan Year.

      3.03 Elapsed Time Method. The number of Years of Service completed by an Employee that is an Eligible Employee under the terms of an Adoption Agreement which has specified that the Elapsed Time Method as described in this Section 3.03 shall apply for purposes of determining the number of Years of Service completed by such Eligible Employee shall be determined as follows:





            (a) Eligibility. Except to the extent otherwise provided by the terms of the Adoption Agreement under which an Employee is an Eligible Employee and except as otherwise provided in Section 3.04 hereof, the total number of Years of Service completed by an Eligible Employee for purposes of determining his eligibility to participate in the Plan shall, subject to the service spanning rules of Section 3.03(d) hereof, be equal to the total number of Years of Service completed by an Eligible Employee under the terms of this
Section 3.03(a).

                  (i) Employment After Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one Year of Service for purposes of determining his eligibility to participate in the Plan for each aggregate period of twelve months that elapses during such Eligible Employee's Period of Service. The determination of whether an Eligible Employee has completed the Period of Service necessary to complete a Year of Service for purposes of this Section 3.03(a)(i) shall be made at the end of the twelve consecutive month period beginning on his Employment Commencement Date and any anniversary thereof.

                  (ii) Employment Before Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date which is prior to the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, the number of Years of Service completed by such Eligible Employee for eligibility purposes prior to the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall be equal to the number of Years of Service, if any, completed by such Eligible Employee under the terms of the Predecessor Plan for purposes of determining such Eligible Employee's eligibility to participate in the Predecessor Plan.

            If the Plan Year of the Predecessor Plan under which an Eligible Employee described in this Section 3.03(a)(ii) was eligible to participate ends on any date other than the date immediately preceding the first day of the first Plan Year beginning on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one additional Year of Service for eligibility purposes as of the effective date of the Adoption Agreement if such Eligible Employee would have completed one Year of Service for eligibility purposes as determined under the provisions of the Predecessor Plan during the twelve consecutive month period beginning on the later of the Eligible Employee's Employment Commencement Date and the first day following the last Plan Year of the Predecessor Plan.

            The number of Years of Service which an Eligible Employee described in this Section 3.03(a)(ii) shall be deemed to complete after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall equal one Year of Service for each aggregate period of twelve months which elapses during the Period of Service attributable to such Eligible Employee for the period beginning with the first Plan Year of this Plan which begins on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee. The determination of whether the Eligible Employee has completed a Year of Service for purposes of this Section 3.03(a)(ii) shall be made at the end of the twelve consecutive month period beginning on the first day following the last full plan year of the Predecessor Plan, the Eligible Employee's Employment Commencement Date or the end of the Plan Year, whichever is applicable.

            (b) Vesting. Except to the extent otherwise provided by the terms of the Adoption Agreement under which an Employee is an Eligible Employee and except as otherwise provided by Section 3.04 hereof, the total number of Years of Service completed by an Eligible Employee for purposes of determining his vested interest in his Accrued Benefit under the Plan shall, subject to the service spanning rules of Section 3.03(d) hereof, be equal to the total number of Years of Service completed by an Eligible Employee under the terms of this Section 3.03(b).

                  (i) Employment After Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one Year of Service for purposes of determining his vested interest in his Accrued Benefit under the Plan for each aggregate period of twelve months that elapses during such Eligible Employee's Period of Service.
Subject to the provisions of Section 3.04(d) hereof, for purposes of this
Section 3.03(b)(i), nonsuccessive Periods of Service and any Period of Service which is less than twelve months (whether or not consecutive) shall be aggregated for purposes of determining whether an Eligible Employee has completed the aggregate period of twelve months which is required to complete one Year of Service for vesting purposes. The determination of whether an Eligible Employee has completed the Period of Service necessary to complete a Year of Service under this Section 3.03(b)(i) shall be made at the end of each Plan Year.

                  (ii) Employment Before Effective Date of Adoption Agreement. If the Employment Commencement Date of an Eligible Employee occurs on any date which is prior to the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, the total number of Years of Service completed by such Eligible Employee prior to the effective date of such Adoption Agreement for purposes of determining his vested interest in his Accrued Benefit shall be equal to the number of Years of Service, if any, completed by such Eligible Employee for vesting purposes under the terms of the Predecessor Plan.

            If the plan year of the Predecessor Plan under which an Eligible Employee described in this Section 3.03(b)(ii) was eligible to participate ends on any date other than the day immediately preceding the first day of the first Plan Year beginning on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee, such Eligible Employee shall be deemed to complete one additional Year of Service for vesting purposes as of the effective date of the Adoption Agreement if such Eligible Employee would have completed one Year of Service for vesting purposes as determined under the provisions of the Predecessor Plan under which such Employee was an Eligible Employee during the twelve consecutive month period beginning on the first day following the last Plan Year of the Predecessor Plan.


            The number of Years of Service which an Eligible Employee described in this Section 3.03(b)(ii) shall be deemed to complete after the first day of the first Plan Year beginning on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall equal one Year of Service for each aggregate period of twelve months which elapses during the Period of Service attributable to such Eligible Employee for the period beginning with the first Plan Year of this Plan which begins on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee. The determination of whether the Eligible Employee has completed a Year of Service for purposes of this Section 3.03(b)(ii) shall be made at the end of the twelve consecutive month period beginning on the first day following the last full plan year of the Predecessor Plan, or the end of the Plan Year, whichever is applicable.

            (c) Years of Service for Contributions. Except to the extent otherwise provided by the terms of the Adoption Agreement under which an Employee is an Eligible Employee, for each Plan Year beginning on or after the effective date of the Adoption Agreement under which an Employee is an Eligible Employee, each Eligible Employee that is a Participant in the Plan under the terms of such Adoption Agreement shall be deemed to complete a Year of Service as a result of which the Eligible Employee may be entitled to have a contribution made to the Plan on his behalf by his Employer for each twelve month period which elapses during the Period of Service attributable to such Eligible Employee during such Plan Year.

            (d) Service Spanning Rules. If an Eligible Employee incurs a Termination Date and thereafter performs one Hour of Service within the twelve month period which begins on his Termination Date, the number of months which elapse between the Eligible Employee's Termination Date and the date he again performs an Hour of Service for the Employer as an Eligible Employee shall be aggregated with the number of months which elapse between the Eligible Employee's Employment Commencement Date and his Termination Date for purposes of determining the number of Years of Service completed by the Eligible Employee for purposes of determining his eligibility to participate in the Plan and the amount of his vested interest in his Accrued Benefit under the Plan. In addition, if an Eligible Employee severs his employment relationship with the Employer for any reason other than a quit, discharge, retirement or death (his "Severance Date") and thereafter incurs a Termination Date by reason of a quit, discharge, retirement or death within twelve months from his Severance Date and (ii) such Eligible Employee is reemployed as an Eligible Employee within twelve months of his Severance Date, the number of months which elapse between the Eligible Employee's Termination Date and the date he again performs an Hour of Service for the Employer as an Eligible Employee shall be aggregated with all other months required to be aggregated under this
Section 3.03 for purposes of determining the number of Years of Service completed by such Eligible Employee for purposes of determining his eligibility to participate in the Plan and the amount of his vested interest in his Accrued Benefit under the Plan.







      3.04 Years of Service Included and Excluded. Except to the extent otherwise provided by the Adoption Agreement under which an Employee is an Eligible Employee, the number of Years of Service completed by an Eligible Employee as determined under the applicable provisions of the Adoption Agreement under which such Employee is an Eligible Employee, Section 3.02 or
Section 3.03 shall be adjusted to include or exclude certain Years of Service in accordance with this Section 3.04.

            (a) Years of Service Included for Eligibility and Vesting. For purposes of determining whether an Eligible Employee is eligible to participate in the Plan and for purposes of determining an Eligible Employee's vested interest in his Accrued Benefit under the Plan, all Years of Service completed by an Eligible Employee with the Employer or any Affiliated Company for purposes of determining whether such Eligible Employee is eligible to participate in the Plan and the amount of such Eligible Employee's vested interest in his Accrued Benefit under the Plan as determined under the provisions of the Adoption Agreement under which such Employee is an Eligible Employee or Sections 3.02 or 3.03 hereof, whichever is applicable, shall be taken into account.

            (b)   Years of Service Excluded for Eligibility and Vesting.
Years of Service completed by an Eligible Employee prior to the effective date of the Adoption Agreement under which such Employee is an Eligible Employee for purposes of determining such Eligible Employee's eligibility to participate in the Predecessor Plan and the amount of such Eligible Employee's vested interest in his Accrued Benefit under the Predecessor Plan shall not be taken into account for such purposes under this Plan if such Years of Service were not required to be taken into account for such purposes under the terms of the Predecessor Plan whose terms are incorporated into the provisions of this Plan under the Adoption Agreement under which such Employee is an Eligible Employee.

            (c) Years of Service Excluded for Vesting. For purposes of determining an Eligible Employee's vested interest in his Accrued Benefit under the Plan, Years of Service completed by an Eligible Employee during which the Participating Company did not maintain the Plan or a Predecessor Plan under the terms of which such Employee was an Eligible Employee shall not be taken into account for purposes of this Plan. In addition, if an Eligible Employee incurs a Termination Date and is thereafter rehired by the Employer as an Eligible Employee, Years of Service completed by such Eligible Employee prior to his Termination Date shall not be included in determining such Eligible Employee's vested interest in his Accrued Benefit under the Plan if such Eligible Employee fails to complete a Year of Service after his rehiring.

            (d) Years of Service Excluded For Eligibility and Vesting. If an Eligible Employee that has no vested interest in his Accrued Benefit under the Plan on his Termination Date is rehired by the Employer, the number of Years of Service completed by such Eligible Employee for purposes of determining such Eligible Employee's eligibility to participate in the Plan and his vested interest in his Accrued Benefit under the Plan shall not include the number of Years of Service completed by such Eligible Employee prior to his Termination Date if the number of consecutive Breaks in Service incurred by such Eligible



Employee (in the case of an Eligible Employee whose Years of Service are determined under the Hours of Service method) or if the number of consecutive One Year Periods of Severance incurred by such Eligible Employee (in the case of an Eligible Employee whose Years of Service are determined under the Elapsed Time method) equals or exceeds the greater of five or the aggregate number of Years of Service completed by such Eligible Employee prior to his Termination Date.

            (e) Special Rule for March 1, 1990 through December 31, 1990 Plan Year. Each Eligible Employee in the employ of the Employer on December 31, 1990 shall be deemed to complete (i) one additional Year of Service for eligibility purposes as of December 31, 1990, if such Eligible Employee would have completed one Year of Service for eligibility purposes as of February 28, 1991 under the provisions of the Adoption Agreement containing the provisions of the Plan as applicable to such Eligible Employee; and (ii) one additional Year of Service for vesting purposes if such Eligible Employee would have completed a Year of Service as of February 28, 1991, under the terms of the Adoption Agreement containing the provisions of the Plan as applicable to such Eligible Employee.

      3.05 Commencement of Participation. Each Employee who was a participant in a Predecessor Plan on the day immediately preceding the date the terms of such Predecessor Plan are incorporated into the provisions of this Plan by an Adoption Agreement shall become a Participant in this Plan on the effective date of such Adoption Agreement. Except as otherwise provided in the Adoption Agreement under which an Employee is an Eligible Employee, each Eligible Employee that was not a Participant in the Predecessor Plan whose Employment Commencement Date occurs before the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall become a Participant in the Plan on the effective date of the Adoption Agreement under which such Employee is an Eligible Employee.

            Except as otherwise provided by the Adoption Agreement under which an Employee is an Eligible Employee, each Eligible Employee whose Employment Commencement Date occurs on or after the effective date of the Adoption Agreement under which such Employee is an Eligible Employee shall become a Participant in the Plan on the first day following the Eligible Employee's Employment Commencement Date. The eligibility of an Employee to participate in the Plan shall be determined by the Retirement Committee and such determination shall be conclusive and binding on all persons.

      3.06 Vesting. Each Participant shall at all times have a 100% vested interest in the portion of his Accrued Benefit, if any, attributable to the Participant's After-Tax Contributions made by the Participant pursuant to
Section 4.04 hereof and in the portion of his Accrued Benefit, if any, attributable to Elective Contributions made to the Plan on the Participant's behalf pursuant to the Participant's election to defer compensation as provided for in Section 4.01 hereof. In addition, each Participant shall have a vested interest in (a) the portion of his Accrued Benefit, if any, attributable to Matching Contributions made to the Plan on his behalf pursuant to Section 4.02 hereof, (b) the portion of his Accrued Benefits, if any, attributable to Discretionary Contributions made to the Plan on his behalf pursuant to Section 4.03 hereof and the portion of his Accrued Benefit, if any, which is attributable to the amount which was contained in the account established for the Participant under the terms of the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan (hereinafter the "DC Pension Account") determined on the basis of the number of whole Years of Service completed by such Participant and determined as of the end of any Plan Year in accordance with the Schedule set forth in the Adoption Agreement under which such Participant is an Eligible Employee, provided that, except as otherwise provided in the Adoption Agreement under which a Participant is an Eligible Employee, effective March l, 1989, each Participant in the employ of the Employer shall have a vested interest in the portion of his Accrued Benefit attributable to Matching Contributions made pursuant to Section 4.02 hereof, the portion of his Accrued Benefit attributable to Discretionary Contributions made pursuant to Section 4.03 hereof and the portion, if any, of the Participant's Accrued Benefit attributable to the Participant's DC Pension Account determined as of the end of each Plan Year on the basis of his whole Years of Service according to the following schedule:

            Completed Years               Percent
               Of Service                  Vested

            Less than 5                       0%
                5                           100%

            Notwithstanding the above schedule, a Participant shall become fully and nonforfeitably vested in his Accrued Benefit upon his attainment of his Normal Retirement Age provided that the Participant is then in the employ of the Employer or an Affiliated Company. In addition, except as otherwise provided by the terms of the Adoption Agreement under which a Participant is an Eligible Employee, if a Participant dies or suffers a Total and Permanent Disability prior to his retirement or other termination of employment, his Accrued Benefit shall become fully and nonforfeitably vested. For purposes of this Section 3.06, the term "Normal Retirement Age" shall mean the earlier of:

            (a) the date a Participant attains the minimum age required, by the Adoption Agreement under which such Participant is an Eligible Employee, to be eligible to receive a Normal Retirement Income under the terms of such Adoption Agreement; and

            (b)   the latest of:

                  (i)   the date a Participant attains age 65; and

                  (ii) if a Participant commences participation within the five (5) year period ending on the date such Participant would attain the minimum age required, by the terms of the Adoption Agreement under which such Participant is an Eligible Employee, to receive a Normal Retirement Income under such Adoption Agreement, the fifth (5th) anniversary of the date the Participant commences participation in the Plan.






            For purposes of determining a Participant's vested interest in the portion, if any, of his Accrued Benefit attributable to Employer Discretionary Contributions, Employer Matching Contributions and the Participant's DC Pension Account all Years of Service completed by a Participant for vesting purposes with the Employer and any Affiliated Company shall be included.

      3.07 Top Heavy Plan Year Vesting. During any Top Heavy Plan Year, the vested interest of a Participant in (a) the portion of his Accrued Benefit attributable to Matching Contributions made pursuant to Section 4.02 hereof and (b) the portion of his Accrued Benefit attributable to Discretionary Contributions made pursuant to Section 4.03 hereof and (c) the portion of his Accrued Benefit, if any, attributable to his DC Pension Account shall be determined in accordance with the following schedule:

            Completed Years               Percent
              of Service                   Vested

            Less than 2                       0%
                  2                          20%
                  3                          40%
                  4                          60%
                  5                          80%
                  6                         100%

            Notwithstanding the above, the amount of Participant's vested interest in the portion of his Accrued Benefit attributable to Matching Contributions, Discretionary Contributions and the Participant's DC Pension Account in any Non-Top Heavy Plan Year or series of consecutive Non-Top Heavy Plan Years subsequent to a Top Heavy Plan Year shall be determined in accordance with Section 3.06 hereof, provided that the provisions of this
Section 3.07 shall again apply with respect to a Participant's total Accrued Benefit attributable to Matching Contributions, Discretionary Contributions and the Participant's DC Pension Account in any Top Heavy Plan Year subsequent to such Non-Top Heavy Plan Years.

            If the vesting schedule contained in this Section becomes applicable, the vesting schedule shall be deemed to have been amended and the provisions of Section 12.02 hereof shall apply to such amendment.

                                  ARTICLE IV

                               4.  CONTRIBUTIONS


      4.01 (a)    Elective Contributions.  Except as otherwise provided under the terms of the Adoption Agreement under which a Participant is an Eligible Employee and subject to the provisions of Sections 4.05, 4.06 and 4.07 hereof, each Participant may elect to have a portion of his Compensation contributed to the Plan on his behalf by his Employer in whole number multiples of 1% and in an amount which is not less than l% and not greater than 15% of his Compensation. The Participant shall make such election by filing a written election form with the Retirement Committee containing such information as may from time to time be required by the Retirement Committee, and specifying the percentage of the Participant's Compensation which is to be contributed to the Plan on his behalf by his Employer. The election provided for in this Section 4.01(a) shall become effective for the first Payroll Period of the Participant beginning on or after the first day of the first calendar month which is at least fifteen (15) days after the Participant's election form has been filed with the Retirement Committee. Notwithstanding the above, the amount of the Elective Contributions to the Plan on behalf of a Participant shall be subject to adjustment due to the limitation on annual additions contained in Section
4.14 hereof.

            (b) Effect of Election. If a Participant elects to have a portion of his Compensation contributed to the Plan on his behalf in accordance with Section 4.01(a) hereof, the percentage of the Participant's Compensation which the Participant has elected to have contributed to the Plan on his behalf, shall be withheld from the amount otherwise payable to the Participant for each Payroll Period applicable to the Participant and the Employer shall cause the amount so withheld to be contributed to the Plan on behalf of the Participant. The Employer shall continue to withhold the amount described in the preceding sentence from the Participant's Compensation for each Payroll Period following the date on which the Participant's election described in Section 4.01(a) hereof becomes effective, and shall continue to withhold such amount until the Election made by the Participant in accordance with Section 4.01(a) hereof is changed or revoked in accordance with Sections 4.01(c), (d) or (e) hereof.

            (c) Participant Changes in Elective Contributions. A Participant may change the amount of the Elective Contributions made to the Plan on his behalf by filing a revised written election form with the Retirement Committee which contains such information as may from time to time be required by the Retirement Committee and which specifies the new percentage of the Participant's Compensation which is to be contributed to the Plan on his behalf. The new percentage of the Participant's Compensation which is to be contributed to the Plan on his behalf shall be in whole number multiples of 1% and shall not be less than l% and not greater than 15% of the Participant's Compensation. The change in the amount of the Elective Contributions to be made on behalf of the Participant shall become effective for the first Payroll Period of the Participant beginning on or after the first day of the first calendar month which is at least fifteen (15) days after the Participant's revised written election form has been filed with the Retirement Committee. A Participant may not change the amount of the Elective Contributions to be made to the Plan on his behalf more than four times during any Plan Year.

            (d) Employer Changes in Elective Contributions. The Employer may unilaterally reduce the amount of the Elective Contributions to be made to the Plan on behalf of a Participant if the Employer determines that such reduction is necessary to prevent the amount of the annual additions to the Plan on behalf of such Participant from exceeding the amount described in
Section 4.14 hereof or to insure that the overall limit on Elective Contributions contained in Section 4.07 hereof is not exceeded, or to insure that the maximum amount of Elective Contributions permitted under Section 4.06 hereof is not exceeded as the result of participation in the Plan or plans of the Affiliated Companies.

            (e) Termination of Elective Contributions. Notwithstanding the limit on changes in the amount of a Participant's Elective Contribution contained in Section 4.01(c) hereof, a Participant may, at any time, terminate his election to have Elective Contributions made to the Plan on his behalf by filing a written notice with the Retirement Committee which states that the Employer is to cease making any Elective Contributions to the Plan on behalf of the Participant. Such termination shall become effective for the first Payroll Period of the Participant beginning on or after the first day of the first calendar month which is at least fifteen (15) days following the date the Participant files such notice of termination with the Retirement Committee.

            If a Participant terminates his election to have Elective Contributions made to the Plan on his behalf as provided in the preceding paragraph, such Participant may elect to have Elective Contributions made to the Plan on his behalf again by filing a written election form with the Retirement Committee in accordance with the provisions of Section 4.01(a) hereof; provided that an election by a Participant to have Elective Contributions made to the Plan on his behalf after Elective Contributions on behalf of such Participant have terminated shall be deemed to be a change in the amount of such Participant's Elective Contribution which is subject to the limitation on the number of changes which may be made in the amount of the Elective Contribution made on behalf of a Participant for any Plan Year as contained in Section 4.01(c) hereof.

      4.02 Matching Contributions. Except as otherwise provided under the terms of the Adoption Agreement under which a Participant is an Eligible Employee, for each Plan Year and not later than the time prescribed by law for filing of the federal income tax return of a Participating Company for the fiscal year of the Participating Company containing the last day of such Plan Year, the Participating Company may, with respect to such Plan Year, make a Matching Contribution on behalf of each Participant on whose behalf the Participating Company has made an Elective Contribution in accordance with
Section 4.01 hereof. The amount of such Matching Contribution and the amount of the Participant's vested interest in such Matching Contribution shall be determined under the terms of the Adoption Agreement under which the Participant is an Eligible Employee. Notwithstanding the above, the amount of the Matching Contributions made to the Plan on behalf of a Participant shall be subject to adjustment due to the limitation on annual additions contained in Section 4.14 hereof.

      4.03 Discretionary Contributions by the Employer. In addition to the Matching Contributions provided for in Section 4.02 hereof and except as otherwise provided by the terms of the Adoption Agreement under which a Participant is an Eligible Employee, for each Plan Year, the Participating Company may, with respect to such Plan Year, make a Discretionary Contribution to the Trust Fund and, in the case of Participants that, prior to January 1, 1993, were participants in the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan, the Participating Company by whom any such Participant was employed on December 31, 1992 (or any successor in interest to such Participating Company) shall make a Discretionary Contribution to the Trust Fund on behalf of such Participant provided that such Participant was employed by such Participating Company for such Plan Year and provided that such Participant otherwise satisfies the requirements for receipt of such contribution as established by the Adoption Agreement under which such Participant is an Eligible Employee. The amount of such Discretionary Contribution shall be determined by resolution of the Board of Directors of the Participating Company and shall be announced to Participants that are employed by the Participating Company; provided that, the amount of the Discretionary Contribution which is to be made to the Trust Fund on behalf of a Participant that was a participant in the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan on December 31, 1992, shall, provided such Participant is otherwise eligible to have a Discretionary Contribution made to the Plan on his behalf, and unless otherwise changed by resolution of the Board of Directors of Mark IV, be equal to the same percentage of the Participant's Compensation as would have been contributed to the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan had such plan continued in full force and effect, as determined by the provisions of the Adoption Agreement under which such Participant is an Eligible Employee. Notwithstanding the above, the amount of the Discretionary Contribution of the Participating Company for any fiscal year shall be subject to adjustment due to the limitation on annual additions contained in
Section 4.14 hereof.

      4.04 (a) After Tax Contributions. In addition to the Matching Contributions and Discretionary Contributions provided for in Sections 4.02 and 4.03 hereof and except as otherwise provided under the terms of the Adoption Agreement under which a Participant is an Eligible Employee, each Eligible Employee that becomes a Participant may contribute to the Trust Fund in each Plan Year during which he is a Participant any amount as he may determine; provided that, in no event shall the amount of After Tax Contributions made to the Plan by a Participant under this Section 4.04 for any Plan Year exceed 10% of such Participant's Compensation for such Plan Year. The amount of such Contribution shall be determined by the Participant's written application to the Retirement Committee.

            (b) Withdrawal of After Tax Contributions A Participant may withdraw all or part of his Account, including any earnings thereon, to the extent of the amount attributable to the Participant's After Tax Contributions by filing a written request for such withdrawal with the Retirement Committee at least fifteen (15) days prior to the date on which the Participant intends to withdraw such After Tax Contributions. Notwithstanding the foregoing, no more than two (2) such withdrawals may be made by a Participant in any Plan Year. The amount of any After Tax Contributions withdrawn by the Participant shall be paid to the Participant in the form of a Qualified Joint and Survivor Annuity as described in Section 8.02(a) hereof unless the Participant, and if applicable, the Participant's Spouse waive the payment of a Qualified Joint and Survivor Annuity in accordance with the provisions of Section 8.02(b) hereof.

      4.05  (a)   Maximum Amount of Contributions.  Notwithstanding any
provision of the Plan to the contrary, the total amount of Elective Contributions, Matching Contributions and Discretionary Contributions made to the Plan by the Employer for any fiscal year shall not exceed fifteen percent (15%) of the total compensation otherwise paid or accrued by the Employer to all Participants in the Plan during such fiscal year, or, if greater, the maximum amount which is deductible by the Employer under Section 404 of the Code. In no event shall any contributions (other than After Tax Contributions) be made to the Plan to the extent any such contributions are not deductible, under Section 4.04 of the Code.

            (b) Adjustment For Excessive Contributions. If the total amount of Elective Contributions, Matching Contributions and Discretionary Contributions made to the Plan by the Employer exceeds the amount described in
Section 4.05(a) hereof, the Retirement Committee shall reduce the amount of the Elective Contributions made on behalf of Participants to the extent necessary to satisfy the limitation imposed by Section 4.05(a) hereof. Such reduction shall be made by first reducing the amount of the Elective Contribution made to the Plan on behalf of each Participant in the same proportion that the Elective Contribution made on behalf of a Participant bears to the total amount of the Elective Contributions made to the Plan on behalf of all Participants. The amount by which a Participant's Elective Contribution is reduced shall be returned to the Participant.

            In addition, the Retirement Committee shall have the right at any time during the Plan Year to adjust the amount of the Elective Contributions to be made for each Participant for the remainder of the Plan Year to the extent necessary to satisfy the limitation contained in Section 4.05(a) hereof. Any such adjustment shall be in the same proportion that the Elective Contribution made on behalf of each Participant bears to the total amount of Elective Contributions made on behalf of all Participants for such Plan Year.

            In the event that, following the return of all Elective Contributions to Participants that made Elective Contributions for a Plan Year, the amount of the Matching Contributions and Discretionary Contributions made to the Plan for such Plan Year exceeds the amount described in Section 4.05(a), the Retirement Committee shall reduce the amount of the Matching Contributions made on behalf of Participants to the extent necessary to satisfy the limitation imposed by Section 4.05(a) hereof. Such reduction shall be made by reducing the amount of the Matching Contributions made to the Plan on behalf of each Participant in the same proportion that the amount of the Matching Contribution made to the Plan on behalf of a Participant bears to the total amount of Matching Contributions made to the Plan on behalf of all Participants. The amount by which the Matching Contributions made to a Participant are reduced shall be returned to the Employer.




            In the event that, following the return of all Elective Contributions and Matching Contributions made to the Plan for a Plan Year, the amount of the Discretionary Contributions made to the Plan for such Plan Year exceeds the amount described in Section 4.05(a), the Retirement Committee shall reduce the amount of the Discretionary Contributions made on behalf of Participants to the extent necessary to satisfy the limitation imposed by
Section 4.05(a) hereof. Such reduction shall be made by reducing the amount of Discretionary Contributions made to the Plan on behalf of each Participant in the same proportion that the amount of the Discretionary Contributions made to the Plan on behalf of a Participant bears to the total amount of Discretionary Contributions made to the Plan on behalf of all Participants. The amount by which the Discretionary Contributions made to a Participant are reduced shall be returned to the Employer.

      4.06  (a)   Maximum Amount of Elective Contributions.  Notwithstanding
anything to the contrary contained in Section 4.01, the total amount of Elective Contributions made to the Plan on behalf of a Participant for any calendar year shall not exceed $7,000 or such other amount as may be established by the Secretary of the Treasury under Section 402(g) of the Code.

            (b) Adjustment for Excessive Elective Contributions. If the total amount of Elective Contributions made to the Plan on behalf of a Participant exceeds the amount described in Section 4.06(a) hereof (such Elective Contributions, to the extent they exceed the limitation imposed by
Section 4.06(a) hereof being hereinafter referred to as "Excessive Elective Contributions"), the Retirement Committee shall reduce the amount of the Elective Contributions made on behalf of the Participant to the extent necessary to satisfy the limitation imposed by Section 4.06(a) hereof if the Participant files a written claim for such reduction with the Retirement Committee not later than March 1 of any year. Excessive Elective Contributions may be returned within the same Plan Year if the Participant or the Committee designates such distribution as an Excessive Elective Contribution and the distribution is made after the date the Plan received the Excessive Elective Contribution and the Plan designated the distribution as an Excessive Elective Contribution. In the absence of a designation by the Participant, the Retirement Committee shall make such a designation on behalf of the Participant with respect to Excessive Elective Contributions made under the Plan and all Plans of the Affiliated Companies. The claim to be filed by the Participant with the Retirement Committee under this Section 4.06(b) shall contain a statement by the Participant of the amount to be distributed to the Participant and shall further state that if such amount is not distributed to the Participant, the total of the amount deferred by the Participant under all plans or arrangements described in Sections 401(k), 408(k) or 403(b) of the Code will exceed the limit imposed on the Participant by Section 402(g) of the Code. The Participating Company shall cause such reduction to be made by distributing to the Participant the amount stated by the Participant's claim (together with any income and minus any loss attributable to the amounts contributed by the Participant in excess of the amount described in Section 4.06(a) hereof) prior to April 15 of the year following the end of the Plan Year for which the Participant has made a claim.




      4.07  (a)   Overall Limitation On Elective Contributions.
Notwithstanding anything to the contrary contained in the Plan, for each Plan Year, the Average Deferral Percentage of Highly Compensated Employees shall not exceed the greater of:

                  (i) the Average Deferral Percentage of Participants that are not Highly Compensated Employees multiplied by 1.25; and

                  (ii) the Average Deferral Percentage of Participants that are not Highly Compensated Employees multiplied by 2.0 provided that the Average Deferral Percentage of Highly Compensated Employees does not exceed the Average Deferral Percentage of Participants that are not Highly Compensated Employees by more than two (2) percentage points.

Notwithstanding the foregoing, Section 4.07(a)(ii) shall not be applicable if and to the extent that regulations of the Secretary of the Treasury provide that it cannot apply.

            (b) Adjustment for Excessive Elective Deferrals. If, for any Plan Year, the Average Deferral Percentage of Highly Compensated Employees exceeds the Average Deferral Percentage of Participants that are not Highly Compensated Employees by more than the greater of Section 4.07(a) (i) and (ii) above, the Actual Deferral Percentage of Highly Compensated Employees shall be reduced in descending order of magnitude of the Actual Deferral Percentages of Highly Compensated Employees in accordance with Section 401(k)(8) of the Code until the Average Deferral Percentage of Highly Compensated Employees does not exceed the Average Deferral Percentage of Participants that are not Highly Compensated Employees by more than the greater of the amounts described in
Section 4.07(a)(i) and (ii) hereof. Such reduction shall be made by distributing to the applicable Highly Compensated Employees, the amount of the Elective Contributions which must be distributed to such Highly Compensated Employees in order to reduce the Actual Deferral Percentages of such Highly Compensated Employees to the level required by the preceding sentence together with the income attributable to such Elective Contributions. Such Elective Contributions together with the income attributable to such Elective Contributions shall be distributed to the applicable Highly Compensated Employees as soon as practicable following the end of the Plan Year in which the overall limitation on Elective Contributions contained in Section 4.07(a) hereof is not satisfied, but in no event later than the end of the Plan Year following the Plan Year in which the overall limitation on Elective Contributions contained in Section 4.07(a) hereof is not satisfied. If there has been a net investment loss with respect to such Elective Contributions, the amount of the Elective Contributions to be distributed in accordance with this Section 4.07(b) shall not be reduced except to the extent permitted by
Section 401(k)(8) of the Code or the regulations thereunder.

            (c) Credit For Elective Contributions Otherwise Distributed. The amount of Elective Contributions to be distributed to any Highly Compensated Employee in accordance with Section 4.07(b) hereof shall be reduced by the amount of Elective Contributions, if any, distributed to the Highly Compensated Employee in accordance with Section 4.06(b) hereof.



      4.08  (a)  Overall Limitation On Matching Contributions.
Notwithstanding anything to the contrary contained in the Plan, for each Plan Year, the Average Contribution Percentage of Highly Compensated Employees shall not exceed the greater of:

                  (i) the Average Contribution Percentage of Participants that are not Highly Compensated Employees multiplied by 1.25; and

                  (ii) the Average Contribution Percentage of Participants that are not Highly Compensated Employees multiplied by 2.0 provided that the Average Contribution Percentage of Highly Compensated Employees does not exceed the Average Contribution Percentage of Participants that are not Highly Compensated Employees by more than two (2) percentage points.

            (b) Adjustment For Excessive Matching Contributions. If, for any Plan Year, the Average Contribution Percentage of Highly Compensated Employees exceeds the Average Contribution Percentage of Participants that are not Highly Compensated Employees by more than the greater of Section 4.08(a)(i) and (ii) above, the Actual Contribution Percentage of Highly Compensated Employees shall be reduced in descending order of magnitude of the Actual Contribution Percentages of Highly Compensated Employees in accordance with
Section 401(m)(6) of the Code until the Average Contribution Percentage of Highly Compensated Employees does not exceed the Average Contribution Percentage of Participants that are not Highly Compensated Employees by more than the greater of the amounts described in 4.08(a)(i) and (ii) hereof. Such reduction shall be made by distributing to the applicable Highly Compensated Employees, the amount of After Tax Contributions, if any, together with the income thereon and thereafter by distributing the amount of any nonforfeitable Matching Contributions together with the income thereon to the applicable Highly Compensated Employees and finally by forfeiting the amount of Matching Contributions attributable to the applicable Highly Compensated Employees to the extent such Matching Contributions are forfeitable but only to the extent such distributions and forfeitures are necessary in order to reduce the Actual Contribution Percentage of such Highly Compensated Employees to the level required by the preceding sentence. Such After Tax Contributions and Matching Contributions together with the income attributable to such After Tax Contributions shall be distributed to the applicable Highly Compensated Employees as soon as practicable following the end of the Plan Year in which the overall limitation on Matching Contributions contained in Section 4.08(a) hereof is not satisfied, but in no event later than the end of the Plan Year following the Plan Year in which the overall limitation on Matching Contributions contained in Section 4.08(a) hereof is not satisfied. If there has been a net investment loss with respect to such After Tax Contributions or Matching Contributions, the amount of such After Tax Contributions or Matching Contributions to be distributed shall not be reduced except to the extent permitted by Section 401(m)(6) of the Code or the regulations thereunder.

            (c) Restrictions to Prevent Multiple Use of the Alternative Limitation. Notwithstanding the foregoing provisions of this Section 4.08, if one or more Highly Compensated Employees is subject to Section 4.07 and 4.08 of the Plan (or similar provisions of retirement plans of Affiliated Companies) and the sum of (i) the Average Deferral Percentage of Highly Compensated Employees and (ii) the Average Contribution Percentage of Highly Compensated Employees exceeds the sum of (x) 1.25 multiplied by the greater of
(A) the Average Deferral Percentage of all Employees other than Highly Compensated Employees and (B) the Average Contribution Percentage of all Employees other than Highly Compensated Employees and (y) the sum of (A) the lesser of the Actual Deferral Percentage and the Actual Contribution Percentage of all Employees other than Highly compensated Employees and (B) two percent (2%), the Average Contribution Percentage of Highly Compensated Employees will be reduced, in the same manner as described in Section 4.08(b) above so that the limit imposed by this Section 4.08(c) is not exceeded.

      4.09 Determination of Contributions. Each Participating Company shall determine the amount of any Discretionary Contribution to be made to the Trust Fund pursuant to Section 4.03 hereof. The Participating Company's determination with respect to the amount of such Discretionary Contribution shall be binding on all Participants, the Retirement Committee, and the Employer. Such determination shall be final and conclusive.

      4.10 Financial Hardship Withdrawals. In the case of financial hardship, a Participant may make written request to the Retirement Committee to withdraw that portion of his Accrued Benefit which is attributable to Elective Contributions made pursuant to Section 4.01 hereof; provided that, in no event may any earnings attributable to Elective Contributions allocated to a Participant's Account after December 31, 1986 be withdrawn by the Participant under the provisions of this Section 4.10. No such request shall be granted by the Retirement Committee unless the Retirement Committee shall, using uniform and nondiscriminatory standards and based on all relevant facts and circumstances, determine that the Participant has an immediate and heavy financial need, that the distribution requested by the Participant is necessary to satisfy that immediate and heavy financial need and the need cannot be satisfied from the other available resources of the Participant. "Financial Hardship" shall include illness or disability of the Employee or his dependents, the purchase, preservation of improvement of a home in which such Employee resides, the education of a dependant of the Employee or similar financial emergency or necessity. The Retirement Committee may (unless it has actual knowledge to the contrary) rely on the Participant's written representations that the immediate and heavy financial need of the Participant cannot be relieved through other financial resources of the Participant.

      4.11 No Rights or Interest Reserved by Employer. Except as otherwise provided below, in no event shall the principal or income of the Trust Fund be paid to or revert to a Participating Company, or be used for any purpose whatsoever other than the exclusive benefit of the Participants or their Beneficiaries (including the reasonable and necessary expenses of the Plan and Trust). Notwithstanding the above, in the case of a contribution which is made by a Participating Company by a mistake of fact, such contribution shall be returned to the Participating Company within one year after the payment of said contribution if the Participating Company so requests and if such return is allowed by law. If the Participating Company makes a contribution, the deductibility of which is not allowed under Code Section 404 then, to the extent the deduction is disallowed, the contribution shall be returned to the Participating Company within one year after the disallowance of the deduction if the Participating Company so requests and if such return is allowed by law. If the initial qualification of the Plan under Code Section 401(a) is denied, all contributions made by a Participating Company during the period of the initial disqualification shall be returned to the Participating Company within one year after the date of such denial if the Participating Company so requests and if such return is allowed by law.

      4.12 Eligibility for and Allocation of Contributions. The terms of the Adoption Agreement under which a Participant is an Eligible Employee shall determine (a) whether a Participant is eligible to receive an allocation of
(i) Discretionary Contributions under Section 4.03 or (ii) Matching Contributions under Section 4.02, (b) the time at which Discretionary Contributions and Matching Contributions, if any, are to be allocated to the Account of a Participant; and (c) the formula at which Discretionary Contributions and Matching Contributions, if any, are to be allocated among the Accounts of the Participants in the Plan.

      4.13 Adjustment of Employer Contributions. Except as otherwise provided under the terms of the Adoption Agreement under which a Participant is an Eligible Employee, the portion of a Participant's Account that is forfeited pursuant to Sections 4.16 and 4.17 hereof shall be applied as a credit toward any Elective Contributions, Matching Contributions and Discretionary Contributions to be made by the Participating Company for the current or succeeding fiscal years.

      4.14 Overall Limitation on Contributions and Benefits. For each Limitation Year beginning after December 31, 1982, the annual addition to a Participant's Account shall not exceed the lesser of $30,000.00 (or, if greater, one-fourth (l/4) of the dollar limitation for defined benefit pension plans as contained in Code Section 415(b)(l)(A)) or twenty-five percent (25%) of the compensation actually paid or made available to the Participant by the Employer for the Limitation Year. If necessary to limit the annual addition to a Participant's Account, excess Employee after-tax contributions, if any, will be repaid first, then Excessive Elective Contributions (and such returned amounts shall be disregarded for purposes of Section 4.06, 4.07 and 4.08) and then the contributions of the Participating Company with respect to such Participant will be reduced to the extent necessary to reduce the annual addition to the prescribed amount. If the Participating Company fails to reduce its contribution pursuant to the preceding sentence and the annual addition to a Participant's Account exceeds the above maximum limitation, the Retirement Committee shall consider the excess contribution of the Participating Company as a contribution carry-over to the next Plan Year (and succeeding Plan Years, as necessary), hold said excess contribution unallocated in a suspense account and use it to reduce contributions of the Participating Company for the next Plan Year (and succeeding Plan Years, as necessary), at which time it shall be allocated to the Accounts of the Participants before any contributions of the Participating Company, which would constitute annual additions, may be made to the Plan. In the event the Participating Company shall make an excess contribution under a mistake of fact, such excess contribution may be returned to the Participating Company pursuant to Section 4.11 hereof.





            For purposes of this Section 4.14, compensation with respect to any Limitation Year shall mean compensation as defined in Section 1.415-2(d)(11)(ii) of the regulations promulgated under Section 415(c)(3) of the Code. In addition, the dollar limitation in effect as of the last day of the Limitation Year shall be the dollar limitation used for the entire Limitation Year. For purposes of this Section 4.14 and Code Section 415 and the regulations thereunder, the Limitation Year with respect to the Employer shall be the Plan Year.

            The term "annual addition" for each Limitation Year means the sum of:

            (a) Employer contributions, whether made as Elective Contributions, Matching Contributions or Discretionary Contributions;

            (b)   forfeitures;

            (c)   After Tax Contributions of the Eligible Employee;

            (d) for Limitation Years beginning after March 31, 1984, any amount allocated to a separate account established by the Participating Company on behalf of the Participant pursuant to the terms of a defined benefit plan to provide for the payment of benefits for sickness, accident, hospitalization and medical expenses of retired employees, their spouse and dependents; and

            (e) any contribution paid or accrued after December 31, 1985, to a separate account established on behalf of a Key Employee as defined in Code
Section 419A(d)(3) pursuant to the terms of a plan of a Participating Company through which the Participating Company provides payment for medical benefits as defined in Code Section 213(d) to such Key Employee after his retirement. Medical benefits as defined in Code Section 213(d) may include medical benefits such as the diagnosis, cure, mitigation, treatment or prevention of disease, or for the purpose of affecting any structure or function of the body, or for transportation which is primarily for and essential to the provision of such medical care or for insurance (including amounts paid as premiums under Part B of Title XVIII of the Social Security Act) which covers such medical care.

            Contributions of a Participating Company shall be considered as annual additions to the Participant's Accounts in the Limitation Year with respect to which such contributions are allocated, even though such contributions are actually paid over to the Trustee in a later year. In addition, contributions which are distributed pursuant to Sections 4.07 or
4.08 shall be deemed to be Annual Additions even though such contributions are distributed.

            For each Limitation Year beginning after December 31, 1982, in any case in which an individual is at any time a Participant in both a defined benefit plan and a defined contribution plan maintained by a Participating Company, the sum of the defined benefit plan fraction and the defined contribution plan fraction for the Limitation Year shall not exceed l.0.





            The defined benefit plan fraction for any Limitation Year is a fraction (a) the numerator of which is the projected annual benefit of the Participant under the Plan (determined as of the close of such Limitation
Year), and (b) the denominator of which is the lesser of:

            (a) l.25 times $90,000.00 or the dollar limitation in effect under Code Section 415(b)(l)(A) for such year as adjusted in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to Code Section 415(d); or

            (b) l.4 times 100% of the Participant's average compensation for his high 3 consecutive calendar years of service with the Employer.

            For purposes of the above mentioned fraction, a Participant's projected annual benefit means the annual benefit to which he would be entitled under the terms of the defined benefit plan in which he is a participant on the assumptions that he continues employment until his normal retirement age as defined in such plan, that his compensation continues at the same rate as in effect in the Limitation Year under consideration until the date of such normal retirement age and that all other relevant factors used to determine benefits under the defined benefit plan remain constant as of the current Limitation Year for all future Limitation Years.

            The defined contribution plan fraction for any such Limitation Year is a fraction (a) the numerator of which is the sum of the annual additions to the Participant's Account as of the close of such Limitation Year and (b) the denominator of which is the sum, for the current Limitation Year and each prior Limitation Year a Participant has service with the Employer, of the lesser of the following amounts:

            (a)   1.25 times the dollar limitation in effect under Code
Section 415(c)(l)(A) for the applicable Limitation Year as adjusted in accordance with regulations prescribed by the Secretary of the Treasury or his delegate pursuant to Code Section 415(d) without regard to any adjustments prescribed by Code Section 415(c)(6); or

            (b) 1.4 times 25% of the compensation actually paid or made available to the Participant by his Employer for the applicable Limitation Year.

            For purposes of determining the defined contribution plan fraction with respect to Limitation Years beginning before January 1, 1976, the amount taken into account as the numerator of the defined contribution plan fraction shall not exceed the amount taken into account as the denominator of the defined contribution plan fraction. In addition, the sum of the Employee's contributions for all years beginning before January 1, 1976, in which the Employee was an active Participant minus ten percent (10%) of the Employee's aggregate compensation for all such years, multiplied by a fraction equal to l divided by the number of years beginning before January 1, 1976, during which the Employee was an active Participant in a Predecessor Plan shall be used in place of the amount of an Employee's contributions in excess of six percent (6%) of his compensation for such year for purposes of determining the amount of such Employee's annual addition for such year. Employee contributions made on or after October 2, 1973, shall be taken into account for purposes of the preceding sentence only to the extent that the amount of such contributions does not exceed the maximum amount of contributions permissible under a Predecessor Plan as in effect on October 2, 1973.

            If a Participant was a Participant in one or more defined contribution plans maintained by the Employer which were in existence on July 1, 1982, the numerator of the defined contribution plan fraction will be adjusted if the sum of that fraction and the defined benefit plan fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (a) the excess of the sum of the fractions over 1.0 times (b) the denominator of the defined contribution plan fraction, will be permanently subtracted from the numerator of that fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1983. This adjustment also will be made if at the end of the last Limitation Year beginning before January 1, 1984, the sum of the fractions exceeds 1.0 because of accruals or additions that were made before the limitations of this Section
4.14 became effective to any plans of the Employer in existence on July 1, 1982.

            Notwithstanding the foregoing, in any Super Top Heavy Plan Year, or in any Top Heavy Plan Year in which the minimum allocation provided for in
Section 5.04 for Non-Key Employee Participants described in Section 5.04 is not equal to at least the lesser of 4% of the Compensation of such Non-Key Employee Participants or an amount equal to the percentage of Compensation of such Non-Key Employee Participants described in Section 5.04(b)(ii), 1.0 shall be substituted for 1.25 in the above described computations of the defined benefit plan fraction and the defined contribution plan fraction. The provisions of the preceding sentence shall not apply with respect to the computation of the defined benefit plan fraction and the defined contribution plan fraction with respect to any Participant if there are no Employer contributions, forfeitures or voluntary contributions allocated to such individual and/or no accruals for such individual under the defined benefit plan.

            At the election of the Committee, for any Limitation Year ending after December 31, 1982, the amount taken into account for the denominator of the defined contribution plan fraction with respect to each Participant for all Limitation Years ending before January 1, 1983, shall be equal to the product of (a) and (b) where:

            (a) is equal to the denominator of the defined contribution plan fraction for the Limitation Year ending in 1982 determined in accordance with the law in effect for that Limitation Year, and

            (b) is equal to a fraction, the numerator of which is the lesser of:

                  (i)   $51,875.00, or




                  (ii) 1.4 multiplied by 25% of the compensation of the Participant for the Limitation Year ending in 1981, and the denominator of which is the lesser of:

                  (i)   $41,500.00, or

                  (ii) 25% of the compensation of the Participant for the Limitation Year ending in 1981.

            In the case of any Super Top Heavy Plan Year or any Top Heavy Plan Year in which the minimum allocation provided for in Section 5.04 for Non-Key Employee Participants is not equal to at least the lesser of 4% of the Compensation of such Non-Key Employee Participants or an amount equal to the percentage of Compensation of such Non-Key Employee Participants described in
Section 5.04, $41,500.00 shall be substituted for $51,875.00 for purposes of determining the numerator of the foregoing fraction. The provisions of the preceding sentence shall not apply with respect to any Participant if there are no Employer contributions, forfeitures or voluntary contributions allocated to such individual and/or no accruals for such individual under the defined benefit plan.

            For any Participant covered by both a defined benefit plan and a defined contribution plan maintained by the Employer, the rate of benefit accrual by such Participant in the defined benefit plan will be reduced to the extent necessary to prevent the sum of the above fractions, computed as of the close of the Limitation Year, from exceeding 1.0.

            In any case in which an individual is a participant in more than one defined contribution plan of the Employer, all such defined contribution plans, terminated or not, shall, for purposes of these limitations, be considered as one plan. In any case in which an individual is a Participant in more than one defined benefit plan of the Employer, all such defined benefit plans shall, for purposes of these limitations, be considered as one plan. In addition, all employees of all corporations which are members of a controlled group (within the meaning of Code Section 1563(a) without regard to Code Section 1563(a)(4) and Section 1563(e)(3)(c)), which group includes the Employer as a member, shall be considered as employed by a single employer. However, for purposes of the preceding sentence, a fifty percent (50%) control test applies.

      4.15 Rollovers. With the permission of the Retirement Committee and without regard to any aforementioned limit, the Plan may receive any amounts attributable to contributions made on behalf of a Participant under the terms of a Predecessor Plan or any other qualified plan by a direct transfer from the trustee of such Predecessor Plan or other qualified plan or any amounts theretofore received by a Participant from a qualified plan which are eligible for tax free rollover treatment, either directly within 60 days after such receipt or through the medium of an individual retirement account, provided that such individual retirement account contains no assets other than those attributable to employer contributions under qualified plans. Notwithstanding the preceding sentence, the Plan shall not receive any amounts theretofore received by a Participant from a qualified plan under which the Participant was an employee within the meaning of Code Section 401(c)(l) at the time contributions were made on his behalf under such qualified plan. This Section
4.15 applies to amounts received by a Participant and transferred in accordance with Code Section 402(a)(5), Section 403(a)(4), Section 408(d)(3)(A)(ii) or Section 409(b)(3)(C).


      4.16 Forfeitures. The unvested portion of the Account of a Participant that has incurred his Termination Date shall be maintained in a suspense account until applied as a credit to Employer contributions pursuant to
Section 4.13 hereof or until reinstated into the Participant's Account in accordance with the provisions of this Section 4.16. Such suspense account shall be for accounting purposes only and shall not require a segregation of assets to such account and shall not share in the gains, losses, income or expenses of the Trust Fund. For purposes of Section 5.03, the amount of assets necessary to maintain the suspense account shall be deemed an expense chargeable to the Trust Fund. The Retirement Committee shall maintain records so that each former Participant's share of the suspense account is clearly identifiable.

            If a Participant has incurred his Termination Date and received a distribution of his vested interest in his Accrued Benefit as provided for in
Section 7.05, his share of the suspense account shall be applied as a credit to the Elective Contributions, Matching Contributions or Discretionary Contributions to be made by the Participating Company for whom such Participant was employed at the end of the Plan Year in which he incurs a Break in Service (in the case of a Participant whose Years of Service are determined using the Hours of Service method described in Section 3.02) and at the end of the Plan Year in which he incurs a One Year Period of Severance (in the case of a Participant whose Years of Service are determined using the Elapsed Time method described in Section 3.03). If the terminated Participant returns to the employ of the Employer as an Eligible Employee before he has incurred five (5) consecutive Breaks in Service (in the case of a Participant whose Years of Service are determined using the Hours of Service method described in Section 3.02) or before he has incurred five (5) consecutive One Year Periods of Severance (in the case of a Participant whose Years of Service are determined using the Elapsed Time method described in Section 3.03) and he repays to the Plan the full amount of the distribution on or before the earlier of five (5) years after the date the Employee is subsequently re-employed or the date he would have incurred five (5) consecutive Breaks in Service or five (5) consecutive One Year Periods of Severance, whichever is applicable, the beginning balance in his Account upon reparticipation in the Plan shall consist of the repayment and the amount previously forfeited. The amount previously forfeited shall be restored from any unallocated forfeitures or, if none, by the Participating Company for whom such Participant is employed making a contribution to the Plan.

      4.17  Forfeiture of Unclaimed Benefits.   If the address of a
Participant is not made known to the Retirement Committee within two years after the date on which distribution of the Participant's Retirement Income may first be made and the Retirement Committee is unable to locate the Participant or any individual who would receive a distribution under the Plan upon the death of a Participant pursuant to Article VIII of the Plan, any benefit payable under the Plan to such Participant shall be deemed to be forfeited and shall be used as a credit to contributions of the Employer pursuant to Section 4.13 hereof for the Plan Year next following the year in which the forfeiture occurs. In addition, in the event that any Retirement Income checks that are distributed to a Participant pursuant to this Plan remain uncashed for a period of two years, the amount represented by any such check shall be deemed to be forfeited and shall be used as a credit to Employer contributions pursuant to Section 4.13 hereof for the Plan Year next following the year in which the forfeiture occurs.

            Notwithstanding the foregoing, if the Participant, or the Spouse or Beneficiary of a Participant whose Retirement Income has been forfeited pursuant to this Section 4.17 makes a valid claim for any amount that has been forfeited, the amount forfeited shall be reinstated.

      4.18 Predecessor Plan Assets. With the permission of the Retirement Committee and without regard to any aforementioned limit, the Trustee may receive the assets of any Predecessor Plan and invest such assets in any manner in which he is authorized to invest the assets of this Plan.

                                   ARTICLE V

                          5. ACCOUNTS AND VALUATIONS


      5.01  (a)   Participant's Accounts.  The Retirement Committee shall
establish and maintain such separate Accounts in the name of each Participant as the Retirement Committee deems reasonable, necessary or advisable, including, but not limited to, an Elective Contribution Account, a Matching Contribution Account, a Discretionary Contribution Account, an After Tax Contribution Account, a DC Pension Account and a Rollover Contribution Account.

            (b) Elective Contribution Account. The Retirement Committee shall credit a Participant's Elective Contribution Account with the amount of Elective Contributions made to the Plan on behalf of such Participant and the net earnings of the Trust Fund attributable to the amount contained in such Elective Contribution Account and shall charge such Elective Contribution Account with the net losses of the Trust Fund,the outstanding principal balance of any loans made to the Participant to the extent such loans are attributable to the Participant's Elective Contribution Account and the distributions from the Trust Fund, if any, attributable to such Elective Contribution Account.

            (c) Matching Contribution Account. The Retirement Committee shall credit a Participant's Matching Contribution Account with the amount of Matching Contributions made to the Plan on behalf of such Participant and the net earnings of the Trust Fund attributable to the amount contained in such Matching Contribution Account and shall charge such Matching Contribution Account with forfeitures, the net losses of the Trust Fund, the outstanding principal balance of any loans made to the Participant to the extent such loans are attributable to the Participant's Matching Contribution Account and distributions from the Trust Fund, if any, attributable to such Matching Contribution Account.

            (d) Discretionary Contribution Account. The Retirement Committee shall credit a Participant's Discretionary Contribution Account with the amount of Discretionary Contributions made to the Plan on behalf of such Participant and the net earnings of the Trust Fund attributable to the amount contained in such Discretionary Contribution Account and shall charge such Discretionary Contribution Account with forfeitures, the net losses of the Trust Fund, the outstanding principal balance of any loans made to the Participant to the extent such loans are attributable to the Participant's Discretionary Contribution Account and distributions from the Trust Fund, if any, attributable to such Discretionary Contribution Account.

            (e) After Tax Contribution Account. The Retirement Committee shall credit a Participant's After Tax Contribution Account with the amount, if any, of After Tax Contributions made to the Plan by such Participant and the net earnings of the Trust Fund attributable to the amount contained in such After Tax Contribution Account and shall charge such After Tax Contribution Account with the net losses of the Trust Fund and distributions from the Trust Fund, if any, attributable to such After Tax Contribution Account.

            (f)   DC Pension Account.     The Retirement Committee shall
credit a Participant's DC Pension Contribution Account with (i) in the case of a Participant that, on December 31, 1992, was a participant in the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan, an amount equal to the value of such Participant's Account in the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan on December 31, 1992; (ii) in the case of a Participant that, after December 31, 1992, was a participant in any defined contribution pension plan that, by virtue of the provisions of an Adoption Agreement, becomes a part of this Plan, an amount equal to the value of such Participant's account in such defined contribution pension plan immediately prior to the date such Participant becomes a Participant in this Plan; and (iii) all such other amounts as may be required by law together with the net earnings of the Trust Fund attributable to the amount contained in such DC Pension Account and the Retirement Committee shall charge such DC Pension Account with the net losses of the Trust Fund and distributions from the Trust Fund, if any, attributable to such DC Pension Account.

            (g) Rollover Contribution Account. In the event that the Plan accepts a direct transfer of assets from the Trustee appointed under the terms of another qualified plan or a rollover pursuant to Section 4.15 hereof, the Retirement Committee shall establish and maintain a separate Account in the name of the Participant on whose behalf the direct transfer of assets or rollover was received to which the Retirement Committee shall credit or charge the amount attributable to the receipt of a rollover of funds on the Participant's behalf or the portion of the assets directly transferred to the Trust Fund from the trustee appointed under the terms of another qualified plan which are attributable to the Participant and the net earnings or net losses of the Trust Fund and the distributions from the Trust Fund on his behalf attributable to the Participant's rollover funds and amounts attributable to a direct transfer of assets made to the Trust Fund on behalf of such Participant.

            (h) Subaccounts. The Retirement Committee shall establish Subaccounts within each of the Participant's Accounts described in this
Section 5.01 to reflect the Participant's allocation of amounts held in such Accounts among each Investment Fund. Such Accounts and Subaccounts shall be for accounting purposes only and shall not require a segregation of assets to each such Account or Subaccount.

      5.02 Allocation of Contributions. The Retirement Committee shall allocate contributions made to the Plan on behalf of a Participant as follows:

            (a)   Elective Contributions.  The amount of Elective
Contributions made to the Plan on behalf of a Participant in accordance with
Section 4.01 hereof, if any, shall be allocated to the Elective Contribution Account established for such Participant.

            (b)   Matching Contributions.   The amount of Matching
Contributions made to the Plan on behalf of a Participant in accordance with
Section 4.02 hereof, if any, shall be allocated to the Matching Contribution Account established for such Participant in accordance with the terms of the Adoption Agreement under which such Participant is an Eligible Employee.

            (c) Discretionary Contributions. The amount of Discretionary Contributions made to the Plan on behalf of a Participant in accordance with
Section 4.03 hereof, if any, shall be allocated to the Discretionary Contribution Account established for such Participant in accordance with the provisions of the Adoption Agreement under which such Participant is an Eligible Employee.

            (d) After Tax Contributions. The amount of After Tax Contributions made to the Plan by a Participant in accordance with Section
4.04 hereof, if any, shall be allocated to the After Tax Contribution Account established for such Participant as soon as practicable after any such After Tax Contributions have been made by the Participant.

            (e) Rollover Contributions. The amount of any assets directly transferred to the Plan on behalf of a Participant from a trustee appointed under the terms of another qualified plan and the amount of any assets transferred to the Plan on behalf of a Participant as a result of a rollover of funds as provided for in Section 4.15 hereof shall be allocated to the Rollover Contribution Account established on behalf of such Participant as soon as practicable following the receipt by the Trustee of such assets.

      5.03  Valuation of Trust Fund.   As of each Valuation Date, the Trustee
shall determine the net worth of the assets of the Trust Fund that have not been allocated to an Investment Fund by a Participant as a whole and report such value to the Retirement Committee in writing. In determining such net worth, the Trustee shall value the assets of the Trust Fund that have not been allocated to an Investment Fund by a Participant at their fair market value as of such Valuation Date and shall deduct all fees and expenses chargeable to the Trust Fund and all fees and expenses incidental to the operation of the Plan not paid for by the Employer to the extent such fees and expenses are attributable to assets of the Trust Fund that have not been allocated to an Investment Fund by a Participant. Such valuation shall not include any contributions made by a Participating Company as of such Valuation Date. The Retirement Committee shall then adjust the net credit balance in the Accounts of all Participants that have not directed that the assets held in their Account be invested in an Investment Fund upward or downward, pro rata, so that the total of such net credit balances will equal such net worth of the assets of the Trust Fund that have not been allocated to an Investment Fund by a Participant as of such Valuation Date. Finally, the Retirement Committee shall add to the Account of each Participant that has not directed that the assets in his Account be held in an Investment Fund, the portion, if any, of the contribution made by a Participating Company as of such Valuation Date to which he is entitled pursuant to Sections 4.01, 4.02, 4.03 and 4.04 hereof.

            Except as otherwise provided under the terms of the Adoption Agreement under which a Participant is an Eligible Employee, effective July 1, 1988, as of each Valuation Date, the Trustee shall determine the net worth of the assets in each separate Investment Fund and in the Trust Fund and report such values to the Retirement Committee in writing. In determining such net worth, the Trustee shall value the assets of each Investment Fund and the Trust Fund at their fair market value as of such Valuation Date and shall deduct all fees and expenses chargeable to the Trust Fund and all fees and expenses incidental to the operation of the Plan and not paid for by the Employer to the extent such fees and expenses are attributable to assets of the Trust Fund that have been allocated to an Investment Fund at the direction of a Participant. Such valuation shall not include any contribution made by a Participating Company as of such Valuation Date. The Retirement Committee shall then adjust the net credit balance of all Participants in each Investment Fund upwards or downwards, pro rata, so that the total of such net credit balances of all Participants in each Investment Fund will equal the net worth of the applicable Investment Fund as of such Valuation Date. Finally, the Retirement Committee shall add to the Account of each Participant, the portion, if any, of the contribution made by his Employer as of such Valuation Date to which he is entitled pursuant to Sections 4.01, 4.02, 4.03 and 4.04 hereof.

      5.04 Minimum Allocations In Top Heavy Plan Years. Notwithstanding anything to the contrary contained in the Plan, in any Top Heavy Plan Year, each Participant, including Participants not otherwise entitled to share in the Discretionary Contributions made to the Plan by the Employer, shall be entitled to share in the Contributions made to the Plan by the Employer if such Participant is in the employ of the Employer on the last day of the Plan Year and if such Participant is not a Participant under the terms of an Adoption Agreement providing for Mandatory Contributions.

            The amount to be allocated to the Account of each Participant shall be equal to the lesser of (i) 3% of the Compensation of such Participant, or (ii) that percentage of the Compensation of the Participant which equals the largest of the percentages of Compensation which would, but for this Section 5.04, be obtained for each Participant by allocating contributions to the Plan in accordance with Section 5.01 hereof and including Participants described in this Section 5.04 with respect to the allocation of Discretionary Contributions. A Participating Company may, in its discretion, increase its contribution pursuant to Section 4.03 hereof to the extent necessary to provide the allocations described in this Section 4.04 to the Participants described in the preceding sentence. For purposes of this Section, any amount not contributed by the Employer for the fiscal year due to the limitation on annual additions contained in Section 4.14 hereof shall be deemed to have been contributed for purposes of making the above allocation.

      5.05 Allocation Does Not Vest Any Interest. The fact that an amount is credited to the Account of a Participant shall not vest in such Participant or any Beneficiary any right, title or interest in the assets of the Trust Fund except at the time or times and upon the terms and conditions herein provided.

                                  ARTICLE VI

                                6.  INVESTMENTS


      6.01 Investment Policy. In determining its investments hereunder, the Trustee or any duly appointed Investment Manager shall consider the short and long range needs of the Plan communicated to them by the Committee. Benefits may be provided through any combination of investment media designed to provide the requisite liquidity, growth and security appropriate to this Plan.


      6.02 Investment Media. Benefits required for Participants may be provided through any investment media offered by any legal reserve life insurance company authorized to do business in New York State, as the Committee may select, or through the purchase of shares in any regulated investment company as defined in Code Section 851(a), or through investment in any common trust fund of any bank or trust company authorized to do business in New York State, or through any investment proper and appropriate to be made by the Trustee in accordance with the trust agreement executed pursuant hereto or through any combination of such investment media.

      6.03  (a)   Investment Direction.  Except as otherwise provided under
the terms of the Adoption Agreement under which a Participant is an Eligible Employee, effective July 1, 1988, each Participant shall have the right and responsibility to direct the Retirement Committee to direct the Trustee to invest the assets credited to the Participant's Account among any one or more of the Investment Funds available under the Plan. If a Participant fails to designate any Investment Fund for the investment of the amounts held by the Trustee for his benefit under the Plan, the Retirement Committee, in its sole discretion, may direct the Trustee to invest all the amounts held by the Trustee for the benefit of such Participant in one or more of the Investment Funds in such percentages as are determined by the Retirement Committee in its sole discretion. The Retirement Committee shall provide written confirmation to a Participant of the consummation of any investment directions made by the Participant.

            (b) Allocation to Investment Funds. Prior to the time an Employee becomes a Participant, the Retirement Committee shall furnish each Participant with a form upon which the Participant shall designate the percentage of the amounts held for his benefit by the Trustee and the percentage of any future contributions allocable to the Participant's Account under the Plan to be allocated to each of the Investment Funds. The amount held in each Participant's Account and any future contributions allocable to the Participant under the Plan shall be allocated among the Investment Funds in accordance with the Participant's designation. Allocations among Investment Funds shall only be permitted in whole multiples of five percent (5%).

            (c) Special Rules Applicable to Investment in Mark IV Stock Fund. Notwithstanding anything to the contrary contained in this Plan, prior to April 1, 1994, in no event shall any Participant be permitted to direct that more than ten percent (10%) of the total amount of contributions made to the Plan on his behalf for any Plan Year including After Tax Contributions, Discretionary Contributions, Elective Contributions and Matching Contributions, be invested in the Mark IV Stock Fund. Effective April 1, 1994, notwithstanding anything to the contrary contained in this Plan, in no event shall any Participant be permitted to direct that more than twenty percent (20%) of the total amount of contributions made to the Plan on his behalf for any Plan Year including After Tax contributions, Discretionary Contributions, Elective Contributions and Matching Contributions, be invested in the Mark IV Stock Fund. All cash dividends attributable to common stock of Mark IV Industries, Inc. allocated to the portion of the Participant's Account which is invested in the Mark IV Stock Fund shall be re-invested in common stock of Mark IV Industries, Inc. All stock dividends attributable to common stock of Mark IV Industries, Inc. held by the Trustee for the benefit of the Account of any Participant shall, unless otherwise required in connection with the ordinary course administration of the Accounts and investment directions of any Participant, be retained by the Trustee in common stock of Mark IV Industries, Inc. and allocated to the Accounts of those Participants on whose behalf the Trustee holds shares of Common Stock of Mark IV Industries, Inc. with respect to which such stock dividend has been paid.

            (d) Voting of Shares. All shares of common stock of Mark IV Industries, Inc. allocated to the portion of a Participant's Account which is invested in the Mark IV Stock Fund shall be voted by the Trustee in accordance with the written instruction of that Participant. The Retirement Committee shall take such action as may reasonably be necessary to distribute shareholder vote canvas cards and proxy solicitation materials to each Participant in the Plan with respect to whom the Trustee holds shares of common stock of Mark IV Industries, Inc. for the benefit of such Participant's Account. In the event that a Participant whose Account under the Plan is invested in common stock of Mark IV Industries, Inc. fails to return such shareholder vote canvas card to the Trustee within the time specified for the return of such shareholder vote canvas card, or, in the event the Participant otherwise fails to specify (other than elected abstentions) the manner in which all or any portion of the shares of common stock of Mark IV Industries, Inc. held for the benefit of such Participant's Account are to be voted, (such shares of common stock of Mark IV Industries, Inc. being hereinafter referred to as "Unvoted Shares") the Trustee shall vote such Unvoted Shares in the same proportion, for or against each issue submitted to the shareholders of Mark IV for a vote, as the vote of the shares of common stock of Mark IV held by the Trustee with respect to which the Trustee has received written instructions from Participants as to the manner in which such shares of common stock of Mark IV are to be voted. Votes representing fractional shares of stock shall be voted in the same manner, and for and against each issue, as the applicable vote directed by a Participant with respect to whole shares of common stock of Mark IV Industries, Inc. held by the Trustee for the benefit of such Participant's Account.

            (e) Purchases, Sales and Resales of Common Stock of Mark IV Industries, Inc. The Trust Committee may direct that any common stock of Mark IV Industries, Inc. required to be purchased, sold or resold for the Account of a Participant under the Plan shall be purchased, sold or resold by the Trustee to any person, including Mark IV, provided that any such purchases from or sales to any disqualified person, including Mark IV will be made at no less than the fair market value of such common stock and no commission is charged with respect to any such purchase or sale. For purposes of this Section, the fair market value of common stock of Mark IV Industries, Inc. shall equal the average of the highest and the lowest prices reported for common stock of Mark IV Industries, Inc. by the New York Stock Exchange on the trading day immediately preceding such purchase or sale. Any purchase, sale or resale of common stock of Mark IV Industries, Inc. to a disqualified person, including Mark IV, shall be made in compliance with Section 408(e) of ERISA and the Regulations promulgated thereunder.

            (f) Tenders of Shares. In the event a tender or exchange offer is made for all or any shares of common stock Mark IV Industries, Inc., the Retirement Committee shall take any action reasonably necessary to promptly furnish to the Participants with respect to whose Accounts the Trustee holds shares of common stock of Mark IV Industries, Inc., copies of all materials relating to such tender or exchange offer, together with a form requesting information as to the manner in which to respond with respect to the shares of common stock of Mark IV Industries, Inc. (including fractional shares) attributable to such Participant's Account.

            Upon delivery to the Trustee of written instructions of a Participant with respect to the tendering of shares of common stock of Mark IV Industries, Inc. held by the Trustee for the benefit of such Participant's Account, the Trustee shall promptly tender such shares of common stock of Mark IV Industries, Inc. held by the Trustee for the benefit of such Participant's Account to the extent instructed by such Participant. In the event that a Participant fails, for any reason, to deliver written instructions to the Trustee with respect to the tendering of shares of common stock of Mark IV Industries, Inc. held by the Trustee for the benefit of such Participant's Account, the Trustee shall not tender any shares of common stock of Mark IV Industries, Inc. with respect to which the Trustee has not received written instructions concerning the tendering of such shares.

            Any securities received by the Trustee as a result of the tendering of shares of common stock of Mark IV Industries, Inc. shall be held by the Trustee for the benefit of the Account of the Participant for whose Account the Trustee has tendered the shares of common stock of Mark IV Industries, Inc. until such time as the Trustee receives written instructions concerning the disposition of such securities from the Participant, the Retirement Committee or the Trust Committee. Any cash received by the Trustee as a result of tendering of shares of common stock of Mark IV Industries, Inc. shall be invested by the Trustee in any investments which the Trustee deems appropriate until such time as the Trustee receives written instructions from the Participant, the Retirement Committee or the Trust Committee concerning the disposition of the portion of the Participant's Account attributable to shares of common stock of the Mark IV Industries, Inc. tendered by the Trustee.

            (g) Changes in Allocation. Except as otherwise provided herein and in Section 6.03(h) hereof, each Participant may change the percentage at which the amount allocated to his Account under the Plan and the percentage at which future contributions or forfeitures attributable to the Participant are to be allocated among the Investment Funds not more than four (4) times during each Plan Year. Notwithstanding the foregoing, effective April 1, 1994, each Participant may change the percentage at which the amount allocated to his Account under the Plan and the percentage at which future contributions or forfeitures are to be allocated among the Investment Funds once (but not more than once) in each calendar month. The Participant may change the manner in which the amount credited to his Account is allocated among Investment Funds by providing written notice to the Retirement Committee specifying the change to be made in the percentages at which his Account is allocated among the Investment Funds at least fifteen (15) days prior to the date the Participant desires to change such allocation. The change in the percentages at which the amounts allocated to the Participant's Account and the amount of future contributions and forfeitures to be allocated to the Participant's Account are allocated among the Investment Funds shall become effective on the first day of the first calendar month which is at least fifteen (15) days following the date the Retirement Committee receives notice from a Participant requesting a change in the percentages at which his Account and any future contributions or forfeitures attributable to the Participant are to be allocated among the Investment Funds. No change in any allocation made by a Participant shall be made unless the Participant gives written notice to the Retirement Committee directing such change as provided for in this Section 6.03(g).

            (h) Limits on Transfer from Guaranteed Investment Fund. Notwithstanding anything to the contrary contained in Section 6.03(g) hereof, a Participant shall not be entitled or permitted to direct the Retirement Committee to direct the Trustee to reallocate any portion of the Participant's Account which is allocated to the Guaranteed Investment fund to either the Short Term Investment Fund or the Money Market Fund unless the portion of the Participant's Account which is allocated to the Guaranteed Investment Fund and which the Participant desires to reallocate among either the Short Term Investment Fund or the Money Market Fund is first reallocated to any of the Investment Funds other than the Short Term Investment Fund and the Money Market Fund and held in such Investment Funds for a period of at least ninety
(90) days.

            (i)   Trustee Discretion.     Notwithstanding any directions from
a Participant for the allocation of assets in the Participant's Account as provided in this Section 6.03, the Trustee shall have the right to hold, uninvested or invested in short-term fixed income investments, any funds intended for investment or reinvestment as otherwise provided in this Section from time to time as the Trustee, in its sole discretion, determines advisable."

      6.04 Loans to Participants. Upon the application of any Participant, the Retirement Committee shall direct the Trustee to make a loan to such Participant, provided all the following conditions are satisfied:

            (a) The Retirement Committee, in accordance with a uniform and non-discriminatory policy, approves such loan to such Participant;

            (b) The Participant is in the active employment of the Employer or an Affiliated Company or is otherwise a "party in interest" as defined in ERISA and has a vested interest in his Accrued Benefit under the Plan;


            (c) The principal amount of any loan to a Participant shall be withdrawn from the Participant's Account. Such withdrawals of the principal amount of a Participant's loan shall be made from the Investment Fund or Investment Fund among which the Participant's Account has been allocated in proportion to the percentage of the Participant's Account which has been invested in each such Investment Fund.

            (d) The total amount of any loan or loans from this Plan to any Participant shall not be more than fifty percent (50%) of the amount of such Participant's vested interest in his Accrued Benefit determined in accordance with the provisions of the Plan and the total amount of any loan or loans to any Participant from this Plan and any other qualified employer plans as defined in IRC Section 72(p)(3) shall not be more than the lesser of:

                  (i) $50,000 reduced by the amount, if any, by which the highest outstanding balance of loans from the Plan to the Participant during the one year period ending on the day before the loan is made exceeds the outstanding balance of loans from the Plan to the Participant on the day the loan is made; or

                  (ii) one-half of the total of such Participant's nonforfeitable interest in his accrued benefits under such plans or $10,000.00, whichever is greater.

            (e)   All loans to Plan Participants granted under this Section
6.04 shall bear a reasonable rate of interest, considering each loan to be an investment of the Investment Fund and taking into account such additional facts as the term of the loan, the security for the loan and the rate charged by other lenders for similar loans in the area at the time the loan is made. Every Participant who requests a loan pursuant to this Section 6.04 shall receive a clear statement of the charges involved in such loan transaction. This statement shall include the dollar amount of the loan and annual rate of finance charge;

            (f) The term of each such loan shall not exceed five (5) years; provided, however, if the proceeds of such loan are to be used by the Participant to acquire, construct, reconstruct or substantially rehabilitate any dwelling unit which, within a reasonable time, is to be used as a principal residence of the Participant or a member of his family, then the term of such loan shall be as the Retirement Committee and the Participant shall mutually agree pursuant to a uniform, nondiscriminatory policy, taking into account the term allowed by other lenders for similar loans in the area at the time the loan is made;

            (g) Each loan shall be supported by collateral consisting of that portion of the Participant's Accrued Benefit that equals the outstanding principal balance of the loan plus any interest that may accrue thereon as may be evidenced in documentation that the Committee may require.

            (h) Repayment of any loan granted under this Section 6.04 shall be pursuant to an arrangement, established when the loan is made and setting forth the manner in which said loan shall be repaid; provided, however, any such arrangement for repayment of such loan shall provide for substantially level amortization of such loan with payments no less frequently than quarterly. Each Participant shall have the right to prepay any portion of the principal balance due. Notwithstanding the foregoing, effective for any loans made on or after January 1, 1993, the full amount of any outstanding principal and interest on a loan made to a Participant whose employment with the Employer (and any Affiliated Company) has been terminated and the full amount of any outstanding principal and interest on a loan made to an individual that is a party in interest, shall be due and payable ten (10) days following the date the Participant's employment is terminated or ten (10) days following the termination of an individual's status as a party-in-interest. In addition, the full amount of any outstanding principal and interest on any loan shall become immediately due and payable in the event that the individual to whom the loam has been made begins any proceeding or action or has any proceeding or action begun against him which arises under the terms of any bankruptcy, insolvency, liquidation, dissolution or other similar act or law of any jurisdiction.

            The Retirement Committee may require the Employer to withhold the amount of the Participant's required payments from his salary. The Employer shall remit the amount of any loan repayment to the Trustee, who shall credit the Participant's Account with the amount of such loan repayment, allocate the amount of any such repayment among the Investment Funds in the same proportion that contributions made on behalf of the Participant are allocated among the Investment Funds and apply the loan repayment in reduction of the outstanding loan balance.

            (i) The written consent of the Participant's spouse shall be required as a condition of the making of such loan.

            In the event that a Participant does not repay any loan within the required time period, the Retirement Committee may deduct the total amount of such loan or any portion thereof from any payment or distribution from the Trust Fund to which such Participant or his beneficiary or beneficiaries may be entitled except that the Committee shall delay enforcement on default of a loan in case of an active employee to the extent that such amounts are not otherwise distributable under Section 401(k) of the Code until such times as the amounts are distributable under the Code.

                                  ARTICLE VII

           7.  AMOUNT AND TIME OF DISTRIBUTION OF RETIREMENT INCOME


      7.01 Normal Retirement Date. The Normal Retirement Date of a Participant shall be determined under the provisions of the Adoption Agreement under which such Participant is an Eligible Employee. Except as otherwise provided by the terms of the Adoption Agreement under which a Participant is an Eligible Employee, a Participant that terminates his employment with the Employer after he has attained his Normal Retirement Date shall be eligible to receive payment of his Normal Retirement Income. The amount of a Participant's Normal Retirement Income shall equal the Participant's Accrued Benefit determined as of his Normal Retirement Date and such Normal Retirement Income shall be paid to the Participant in the manner provided for in Article VIII hereof beginning at the time provided for payment of such Normal Retirement Income in the Adoption Agreement under which the Participant is an Eligible Employee.

      7.02 Postponed Retirement Date. If a Participant continues to be employed after attainment of his Normal Retirement Date, such Participant shall not be entitled to receive payment of his Normal Retirement Income until he actually retires. The last day on which such Participant is employed after his Normal Retirement Date shall be the Participant's Postponed Retirement Date. Except as otherwise provided by the terms of the Adoption Agreement under which a Participant is an Eligible Employee, a Participant that attains his Postponed Retirement Date shall be eligible to receive payment of his Postponed Retirement Income. The amount of a Participant's Postponed Retirement Income shall equal the Participant's Accrued Benefit determined as of his Postponed Retirement Date and such Postponed Retirement Income shall be paid to the Participant in the manner provided for in Article VIII hereof beginning at the time provided for payment of such Postponed Retirement Income in the Adoption Agreement under which the Participant is an Eligible Employee.

      7.03 Early Retirement Date. The Early Retirement Date of a Participant shall be determined under the provisions of the Adoption Agreement under which such Participant is an Eligible Employee. Except as otherwise provided by the terms of the Adoption Agreement under which a Participant is an Eligible Employee, a Participant that terminates his employment with the Employer after he has attained his Early Retirement Date shall be eligible to receive payment of his Early Retirement Income. The amount of a Participant's Early Retirement Income shall equal the Participant's Accrued Benefit determined as of the date provided for payment of such Early Retirement Income under the terms of the Adoption Agreement under which the Participant is an Eligible Employee and such Early Retirement Income shall be paid to the Participant in the manner provided for in Article VIII hereof beginning at the time provided for payment of such Early Retirement Income in the Adoption Agreement under which the Participant is an Eligible Employee.





      7.04 Disability Retirement Date. Except as otherwise provided by the terms of the Adoption Agreement under which a Participant is an Eligible Employee, a Participant that incurs a Severance Date by reason of his suffering from a Total and Permanent Disability, shall be eligible to receive payment of his Disability Retirement Income. The amount of a Participant's Disability Retirement Income shall equal the Participants Accrued Benefit determined as of the Participant's Severance Date and such Disability Retirement Income shall be paid to the Participant in the manner provided for in Article VIII hereof beginning at the time provided for payment of such Disability Retirement Income in the Adoption Agreement under which the Participant is an Eligible Employee.

      7.05  Termination Date.   Except as otherwise provided by the terms of
the Adoption Agreement under which a Participant is an Eligible Employee, if a Participant that has a vested interest in his Accrued Benefit incurs a Termination Date other than by reason of his death, his suffering from a Total and Permanent Disability or his retirement on his Normal, Early or Postponed Retirement Date, the Retirement Committee shall direct the Trustee to distribute a Termination of Employment Income to such Participant as soon as practicable following the receipt by the Retirement Committee of a request for payment of his Termination of Employment Income. All Termination of Employment Income shall be paid to the Participant in accordance with Article VIII hereof. Except as otherwise provided under the Adoption Agreement under which a Participant is an Eligible Employee, the amount of such Termination of Employment Income shall equal the Participant's vested interest in his Accrued Benefit determined as of his Termination Date.

      7.06  Time for Distribution of Retirement Benefits.

            (a) Unless otherwise elected by a Participant and except as otherwise provided in this Section 7.06, payment of benefits under this Plan to or with respect to a Participant shall begin not later than sixty (60) days after the last day of the Plan Year in which the latest of the following dates occurs:

                  (i)   The date the Participant attains age sixty-five (65);

                  (ii) the earlier of (A) the day on which the tenth anniversary of the day an Employee became a Participant in the Plan occurs or
(B) the day on which the tenth anniversary of the day the Employee became a Participant in the Predecessor Plan occurs; or

                  (iii) the date the Participant incurs his Termination Date.

            (b) Notwithstanding any provision of the Plan to the contrary, effective on and after January 1, 1989, a Participant's entire interest under the Plan shall be distributed to him not later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2).





            (c) The requirements of Section 7.06(b) will be deemed to be satisfied if (i) the Participant's entire interest under the Plan is distributed beginning no later than April 1 of the calendar year following the calendar year in which the Participant attains age seventy and one-half (70 1/2) and (ii) the period of time over which such Participant's entire interest under the Plan is distributed does not exceed the life of the Participant or the joint lives of the Participant and his Designated Beneficiary or a period certain equal to the life expectancy of the Participant or the joint and last survivor life expectancy of the Participant and his Designated Beneficiary.
If elected by the Participant or, if applicable, the Participant's Designated Beneficiary, the life expectancies of the Participant and his Spouse may be recalculated according to regulations prescribed by the Secretary of the Treasury or his delegate.

            (d) If distribution of a Participant's interest in the Plan has begun as provided in Section 7.06(c) above and the Participant dies before his entire interest in the Plan has been distributed, following such Participant's death, the remaining portion of such Participant's interest under the Plan shall be distributed at least as rapidly as the method of distribution in effect under Section 7.06(c) above as of the date of the Participant's death.

            (e) If a Participant dies before the distribution of his interest under the Plan has begun, the Participant's entire interest under the Plan shall be distributed within five (5) years after the date of the Participant's death. The requirement of the preceding sentence shall be deemed to be satisfied if (i) the Participant's entire interest under the Plan is distributed to the Participant's Designated Beneficiary over a period of time not longer than the life of the Participant's Designated Beneficiary or a period certain not longer than the life expectancy of the Participant's Designated Beneficiary; and (ii) the distribution of such Participant's interest under the Plan begins not later than one year from the date of the Participant's death or such later date as may be prescribed by regulations of the Secretary of the Treasury or his delegate. For purposes of the preceding sentence, if the Designated Beneficiary of the Participant is the Participant's Spouse, distribution of such Participant's interest in the Plan shall not be required to begin earlier than the date the Participant would have attained age seventy and one-half (70 1/2) and if the Participant's spouse dies before distribution of such Participant's interest in the Plan has begun, this Section 7.06(e) shall be applied as if the Participant's spouse were the Participant. For purposes of this Section 7.06(e), the Participant, or, if applicable, the Participant's Designated Beneficiary may elect the period of time over which distribution of the Participant's interest in the Plan after the Participant's death must be made.

            (f) If a Participant dies before distribution of his interest under the Plan has begun and the Participant or, if applicable, the Participant's Designated Beneficiary, does not elect the period of time over which distribution of the Participant's interest is to be made in the event of the Participant's death before distribution of his interest under the Plan has begun, the Participant's interest under the Plan shall be distributed to the Participant's Designated Beneficiary over a period of time equal to the life of the Participant's Designated Beneficiary.




            (g)   Notwithstanding anything to the contrary contained in this
Section 7.06, the amount which shall be distributed to a Participant shall not be less than an amount determined in accordance with such regulations as the Secretary of the Treasury may prescribe under Section 401(a)(9) of the Code. In addition, no distributions under this Plan shall be made pursuant to any optional form of distribution contained in the Plan which would fail to satisfy such regulations as may be prescribed by the Secretary of the Treasury under Section 401(a)(9) of the Code. The mandatory commencement and period of distribution to a Participant and/or to a Beneficiary pursuant to this Section
7.06 shall not apply, provided that, prior to January 1, 1984, the Participant made a written designation providing for the commencement of distributions at a later date under a method of distribution which satisfies the provisions of Code Section 401(a)(9) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 and provided that any distributions made pursuant to such designation are made in accordance with applicable regulations which may be prescribed by the Secretary of the Treasury or his delegate.

            (h) For purposes of this Section 7.06, the term "Designated Beneficiary" means any individual designated as a Beneficiary by a Participant in accordance with and consistent with such regulations as may be prescribed by the Secretary of the Treasury.

      7.07  Mandatory Distribution of Retirement Income.    Notwithstanding
anything to the contrary contained in this Plan Document or any Adoption Agreement, if for any reason, a Participant with a vested interest in his Accrued Benefit is not in the active employment of Mark IV or any Affiliated Company on the date the Participant attains age 65, the Retirement Committee shall direct the Trustee to distribute such Participant's Accrued Benefit to the Participant in the form required by Article VIII hereof as soon as practicable following the date the Participant attains age 65.

                                 ARTICLE VIII

  8.  NORMAL AND OPTIONAL PAYMENT FORMS OF RETIREMENT INCOME; DEATH BENEFITS


      8.01 Normal Form of Payment. Except as otherwise provided under the terms of the Adoption Agreement under which a Participant is an Eligible Employee and except as otherwise required by Section 8.02 hereof, if a Participant has a vested interest in his Accrued Benefit, the normal form of payment of such Participant's Retirement Income shall be a lump sum payment provided that, if the present value of the Participant's vested interest in his Accrued Benefit exceeds $3,500, the Accrued Benefit of the Participant shall not be distributed to the Participant in one lump sum payment prior to the date the Participant attains age 65 without the written consent of the Participant and, if the Participant is married, the Participant's Spouse. If Retirement Income is payable to a Participant in accordance with Article VII hereof prior to the date such Participant attains age 65, and the present value of the Participant's vested interest in his Accrued Benefit exceeds $3,500, distribution of the Participant's Accrued Benefit shall not begin any time prior to the date the Participant attains age 65 unless the Participant and, if the Participant is married on the date distribution to the Participant is scheduled to begin, the Participant's Spouse, consent to such distribution in accordance with the provisions of this Section 8.01. For purposes of this Section, the consent of a Participant and, if applicable, the consent of a Participant's Spouse, shall not be valid unless such consent is in writing, and the Participant and the Participant's Spouse receive a written explanation of the Participant's right to defer the receipt of such distribution, the material features of the form in which such Participant's Accrued Benefit is to be paid and a written statement of the relative values of the optional forms available for payment of such Accrued Benefit or the interest rates used to calculate such optional forms at least thirty (30) but not more than ninety
(90) days prior to the date distribution of the Participant's Accrued Benefit is scheduled to begin.

      8.02 (a)    Qualified Joint And Survivor Annuity.  If the Adoption
Agreement under which a Participant is an Eligible Employee provides for payment of Retirement Income in the form of a life annuity and if the Participant is married and has elected to receive his Retirement Income in the form of a life annuity, the normal form for payment of such Participant's Retirement Income shall be a Qualified Joint and Survivor Annuity as described in Section 1.44 hereof. In addition, the Qualified Joint and Survivor Annuity form of payment described in Section 1.44 hereof shall be the Normal Form of Payment with respect to amounts, if any, in Participant Accounts attributable to the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan which were merged into this Plan effective January 1, 1993.







            (b) Waiver of Normal Form and Election. If the normal form of payment of a Participant's Normal Retirement Income is the Qualified Joint and Survivor Annuity, such Participant may elect at any time during the Applicable Election Period to waive the requirement that his Retirement Income be paid in the form of a Qualified Joint and Survivor Annuity and may revoke any such election at any time during the Applicable Election Period.

            The election to waive the requirement that Retirement Income be paid in the form of a Qualified Joint and Survivor Annuity shall not take effect unless during the Applicable Election Period (a) the Participant's Spouse consents in writing to such election, (b) the Participant's election specifies the Beneficiary to whom and/or the form in which such Participant's Retirement Income is to be paid or the consent of the Participant's Spouse expressly permits designations by the Participant without any requirement of further consent, (c) the Spouse's consent acknowledges the effect of such election, the alternate beneficiary and alternate form of payment, if any, and
(d) such consent is witnessed by a Plan representative or a notary public. Notwithstanding the provisions of the preceding sentence, if it is established to the satisfaction of the Retirement Committee that the Participant has no Spouse, or such Participant's Spouse cannot be located, or if the Participant is legally separated or has been abandoned by the Spouse (in accordance with local law) and has a court order to such effect, such Participant may elect to waive payment of his Retirement Income in the normal form without the consent of his Spouse, provided that such election shall be rendered invalid if such Participant marries or locates his Spouse after making such an election but prior to the Annuity Starting Date. Any consent by a Spouse under the preceding sentence shall be effective only with respect to such Spouse.

            The Retirement Committee shall provide to each Participant not less than 30 nor more than 90 days before the Participant's Annuity Starting Date (and consistent with such regulations as the Secretary of the Treasury may prescribe) a written explanation of the terms and conditions of the Qualified Joint and Survivor Annuity form of payment of Retirement Income, the Participant's right to make, and the effect of, an election to waive the Qualified Joint and Survivor Annuity form of payment of Retirement Income, the rights of the Participant's Spouse with respect to the Participant's election to waive payment of his Retirement Income in the Qualified Joint and Survivor Annuity form and the Participant's right to revoke an election to waive payment of Retirement Income in the Qualified Joint and Survivor Annuity form and the effect of such revocation and, on and after January 1, 1989, a general description of the eligibility conditions and other material features of the optional forms of benefit and sufficient additional information to explain the relative values of the optional forms of benefits.
Notwithstanding the foregoing, if a distribution is one to which Sections 401(a)(11) and 417 of the Code do not apply, such distribution may commence less than 30 days after the notice required under Section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that: (a) the Plan administrator clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution (and, if applicable, a particular distribution option) and (b) the Participant, after receiving the notice, affirmatively elects a distribution.

            For purposes of this Section 8.02 the term "Applicable Election Period" means the 90-day period ending on the Annuity Starting Date.

            If a Participant had at least 1 Hour of Service on or after September 2, 1974 under the terms of a Predecessor Plan whose terms are incorporated into this Plan by an Adoption Agreement under which such Participant is an Eligible Employee and such Participant terminated his employment before the first day of the first Plan Year of the Predecessor Plan beginning on or after January 1, 1976, and such Participant does not complete at least one Hour of Service under such Predecessor Plan or this Plan on or after August 23, 1984, such Participant may elect to have the Qualified Joint and Survivor Annuity rules of such Predecessor Plan as in effect on August 22, 1984 apply with respect to such Participant's Accrued Benefit provided that such Participant has not reached his Annuity Starting Date.

      8.03 Temporary Non-Payment of Retirement Income. If a Participant fails to submit such information as may reasonably be required by the Retirement Committee before the due date for his first Retirement Income payment, the Retirement Committee shall not authorize payment of such Retirement Income until the Participant furnishes such information including but not limited to information with respect to his marital status and the age of his spouse, if any. When the amount of such Retirement Income payments can properly be determined by the Retirement Committee, payment may be authorized retroactively to the due date for the Participant's first Retirement Income payment.

      8.04  Optional Forms of Payment.  Subject to the provisions of Sections
8.01 and 8.02 hereof and the provisions of the Adoption Agreement under which a Participant is an Eligible Employee, the forms for payment of benefits described in this Section 8.04 shall be available to each Participant. The optional forms for payment of Retirement Income are as follows:

            (a) Straight Life Annuity means a form of payment under which equal monthly Retirement Income payments are made to the Participant during his lifetime, with no further payments from the Plan on his behalf after death.

            Payment of Retirement Income in this form shall be made by using the Participant's Accrued Benefit to purchase an annuity contract from any insurance company licensed to do business within the State of New York or the state in which the Participating Company for whom the retiring Participant was employed is located which contract provides for payment of a Retirement Income in the form of the Straight Life Annuity. A Participant that elects to receive payment of his Retirement Income in this form of payment shall not be permitted to receive payment of any portion of his Accrued Benefit in shares of common stock of Mark IV.

            (b) Contingent Annuitant Option means a form of payment under which reduced Retirement Income payments are made to the Participant in equal monthly installments during his lifetime, with a survivor annuity providing for equal monthly payments from the Plan on his death equal to 50%, 66 2/3%, 75% or 100% of the monthly payments previously payable to the Participant to be continued to and for the lifetime of a person whom he designates as his Beneficiary when he elected this option.

            If a Participant shall elect the Contingent Annuitant Option and he or his designated Beneficiary shall die before it becomes effective, which shall be on the earlier of the due date of the first benefit payment to the Participant or the Participant's Normal Retirement Date, such election of the Contingent Annuitant Option shall be revoked automatically.

            If the Participant shall elect the Contingent Annuitant Option and it shall become effective, his Retirement Income payments thereafter shall not be changed by reason of the death of his Beneficiary during his own lifetime.

            Payment of Retirement Income in this form shall be made by using the Participant's Accrued Benefit to purchase an annuity contract from any insurance company licensed to do business within the State of New York or the state in which the Participating Company for whom the retiring Participant was employed is located which contract provides for payment of a Retirement Income in the form of the Contingent Annuitant Option elected by the Participant. A Participant that elects to receive payment of his Retirement Income in this form of payment shall not be permitted to receive payment of any portion of his Accrued Benefit in shares of common stock of Mark IV.

            (c) Ten Year Certain and Life Option means a form of payment under which reduced Retirement Income payments are made to the Participant in equal monthly installments during his lifetime, with the provision that if the Participant's death occurs before he has received 120 monthly payments the value of the remaining number of such payments shall be paid to the person he designated as his Beneficiary.

            Payment of Retirement Income in this form shall be made by using the Participant's Accrued Benefit to purchase an annuity contract from any insurance company licensed to do business within the State of New York or the state in which the Participating Company for whom the retiring Participant was employed is located which contract provides for payment of a Retirement Income in the Ten Year Certain and Life Option form. A Participant that elects to receive payment of his Retirement Income in this form of payment shall not be permitted to receive payment of any portion of his Accrued Benefit in shares of common stock of Mark IV.

            (d) Social Security Adjustment Option means a form of payment which is available only with respect to Retirement Income payments to a Participant on his Early Retirement Date under which amounts payable to the Participant and beginning before the earliest date on which he first could elect to receive old-age benefits under the Federal Social Security Act, are increased until such date and decreased during his lifetime thereafter. The amount of increase and decrease, when considered together with the Participant's expected old-age Social Security payments at the earliest date on which he could begin to receive such payments, shall result, insofar as is practicable, in a constant total income during his lifetime.






            Payment of Retirement Income in this form shall be made using the Participant's Accrued Benefit to purchase an annuity contract from an insurance company licensed to do business within the State of New York or the state in which the Participating Company for whom the retiring Participant is located, which contract provides for payment of Retirement Income in the Social Security Adjustment Option form. A Participant that elects to receive payment of his Retirement Income in this form of payment shall not be permitted to receive payment of any portion of his Accrued Benefit in shares of common stock of Mark IV.

            (e) Lump Sum Option means a form of payment in which the Participant's Accrued Benefit is paid to the Participant in one lump sum payment. Notwithstanding the foregoing, a Participant that elects to receive payment of his Accrued Benefit in one lump sum payment may elect to have the portion of his Accrued Benefit attributable to common stock of Mark IV Industries, Inc. paid to him in common stock of Mark IV Industries, Inc.; provided that, if the Participant elects to receive payment of his Accrued Benefit in the form of a lump sum payment of cash and common stock of Mark IV Industries, Inc., the value of any fractional shares allocated to the Participant's Account shall be distributed to the Participant in cash. In no event shall a lump sum distribution be made under this Plan without the written consent of the Participant, or if the Participant is married, without the written consent of the Participant and his spouse if the Participant's Accrued Benefit exceeds $3,500.00 (or any lessor amount as may, by regulations of the Secretary of the Treasury, be established as the maximum amount that may be paid out without such consent).

            (f) Installment Option means a form of payment in which the Participant's Accrued Benefit is paid to the Participant in substantially equal monthly, quarterly or semi-annual installments as elected by the Participant over the following periods or, if sooner, until the amount of the Participant's Account has been fully distributed:

                  (i)   the life of the Participant;

                  (ii) the joint lives of the Participant and his designated Beneficiary;

                  (iii) a period certain not longer than the joint life and survivor life expectancies of the Participant and his Designated Beneficiary. A Participant that elects to receive payment of his Retirement Income in this form of payment shall not be permitted to receive payment of any portion of his Accrued Benefit in shares of common stock of Mark IV.

            The undistributed amount of the Accrued Benefit of a Participant whose Retirement Income is being paid in the Installment Option form provided by this Section 8.04(f) shall be credited with the earnings, appreciations, losses and expenses attributable to his Account.





      8.05 (a)    Benefits Payable on the Death of a Married Participant
Before his Annuity Starting Date. If a married Participant with a vested interest in his Accrued Benefit dies before his Annuity Starting Date, (i) the portion of such Participant's Accrued Benefit, if any, which is attributable to amounts which were held for the Participant's benefit under the terms of the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan as of December 31, 1992 shall, except as otherwise elected by the Participant in accordance with Section 8.05(b) hereof be paid to the Participant's Spouse in the form of a Qualified Preretirement Survivor Annuity form of payment described in Section 1.45 hereof; provided that, upon written request of the Participant's Spouse, such portion of the Participant's Accrued Benefit may be paid to the Participant's Spouse in one lump sum payment as provided for in Section 8.04(e) hereof; and (ii) the portion of the Participant's Accrued Benefit which is not attributable to amounts held for the Participant's benefit under the terms of the Mark IV Industries, Inc. and Subsidiaries Master Defined Contribution Pension Plan shall, except as otherwise elected by the Participant in accordance with Section 8.05(b) hereof, be paid to the Participant's Spouse in the lump sum form of payment provided by Section 8.04(e) as soon as practicable after the date of the Participant's death.

            (b) Election of Alternative Form of Death Benefit. Except as otherwise provided under the terms of the Adoption Agreement under which a Participant is an Eligible Employee, a Participant may elect that, upon his death prior to his Annuity Starting Date, the amount of his Accrued Benefit determined as of the date of his death shall be paid to a Beneficiary other than his Spouse or in a form other than one lump sum payment or a Qualified Preretirement Survivor Annuity as the case may be. Such election shall not be valid unless (a) the Participant's Spouse consents in writing to payment of such Accrued Benefit to a Beneficiary other than the Participant's Spouse or over a period other than the life of the Participant's Spouse, (b) the Participant's election specifies the Beneficiary to whom and/or the form in which the amount of the Participant's Accrued Benefit as of the date of his death is to be paid or the consent of the Participant's Spouse expressly permits designations by the Participant without any requirement of further consent by the Spouse; (c) the consent of the Participant's Spouse acknowledges the effect of such designation and (d) the consent of the Participant's Spouse is witnessed by a Plan Representative or a Notary Public. The consent of a Participant's Spouse as described in this Section shall not be required if the Participant cannot locate his Spouse provided that, if a married Participant that has designated a Beneficiary other than his Spouse to receive the benefits upon his death prior to this Annuity Starting Date and such Participant subsequently locates his Spouse, such prior designation shall be invalid and the death benefits payable on behalf of such Participant shall be paid in accordance with the provisions of Section 8.05(a) hereof.








            (c) Benefits Payable on the Death of a Married Participant after Commencement of Retirement Income. Upon the death of a married Participant who has theretofore retired, become disabled or otherwise terminated employment and who has begun to receive payment of his Retirement Income, the Trustee shall continue to distribute the balance, if any, of the Participant's Account that has not theretofore been distributed, to the Beneficiary designated by the Participant or, if none, to the Participant's Spouse or, if neither, to the Participant's estate in the manner provided for by the form of payment elected by the Participant.

      8.06 (a) Benefits Payable on Death of Unmarried Participants Before Annuity Starting Date. Upon the death of an unmarried Participant with a vested interest in his Accrued Benefit before his Annuity Starting Date, the amount of his Accrued Benefit shall be paid to his Beneficiary, or, if none, to his estate.

            (b) Benefits Payable on Death of Unmarried Participant's After Annuity Starting Date. Upon the death of an unmarried Participant who has theretofore retired, become disabled or otherwise terminated employment and who has begun to receive payment of his Retirement Income, the Trustee shall continue to distribute the balance, if any, of the Participant's Account, if any, that has not theretofore been distributed to the Beneficiary designated by the Participant or, if none, to the Participant's estate in the manner provided for by the form of payment elected by the Participant.

      8.07 Distribution of Small Amounts. Notwithstanding anything to the contrary contained in this Plan, the Retirement Committee may direct that the value of a Participant's Accrued Benefit shall be paid to such Participant or, if applicable, to his Beneficiary in one lump sum in full satisfaction and release of all further rights of the Participant, his Spouse and his Beneficiary to receive any benefits under this Plan at any time prior to the date on which such Participant is entitled to a distribution of his Accrued Benefit without the consent of such Participant or his Spouse if the value of such Accrued Benefit is less than $3,500.


      8.08  Optional Rollover Distribution.     Effective January 1, 1993,
each Participant that is entitled to receive a distribution of his Accrued Benefit hereunder may (unless distribution of his Accrued Benefit is required by Section 7.06 hereof) elect to have the entire amount of his Accrued Benefit or any portion thereof paid directly to an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code or a qualified trust described in Section 401(a) of the Code. The Retirement Committee shall provide the Participant a written explanation of the Participant's right to elect to make the direct rollover described in this Section and the withholding tax consequences of not making such election as soon as practicable following the date the Participant becomes entitled to make such distribution. Notwithstanding the foregoing, the Retirement Committee shall not be permitted to cause the Participant's Accrued Benefit to be paid to more than individual retirement account, individual retirement annuity, annuity plan or qualified trust.

      8.09 General Limitation. Anything in this Article VIII to the contrary notwithstanding, no method of distribution shall be made under a normal or optional payments form of Retirement Income which would result in the payment of 50% or more of the Participant's Accrued Benefit to a Beneficiary other than the Participant's Spouse.

                                  ARTICLE IX

                           9.  OPERATION OF THE PLAN


      9.01 Administrator. The Administrator of the Plan is the Retirement Committee.

      9.02 Named Fiduciaries. The named fiduciaries, who shall have authority to control and manage the operation and administration of the Plan, are as follows:

            (a) Mark IV shall have the sole right to appoint and remove from office the members of the Retirement Committee and the Trust Committee, the Trustee, and any investment manager or insurance company, and to amend or terminate the Plan;

            (b) the Retirement Committee, which shall have the authority and duties specified in Article X hereof;

            (c) the Trust Committee, which shall have the authority and duties specified in the Plan and Trust Agreement.

      9.03 Actions of Fiduciaries. Any fiduciary with respect to the Plan may serve in more than one fiduciary capacity with respect to the Plan; may employ one or more persons to render advice with regard to or carry out any responsibility that such fiduciary has under the Plan; and may rely upon any direction, information or action of any other fiduciary, acting within the scope of its responsibilities under the Plan, as being proper under the Plan.

      9.04  Procedure for Plan Operation.

            (a) Each Participating Company shall adopt the provisions of this Plan by executing an Adoption Agreement with Mark IV. The right to amend or terminate this Plan and the right to appoint fiduciaries to carry out the operation and administration of the Plan shall be the exclusive responsibility of Mark IV. Notwithstanding the foregoing, each Participating Company may amend the terms of the Adoption Agreement to which such Participating Company is a party or withdraw from participation in the Plan by amending the terms of the Adoption Agreement to which such Participating Company is a party provided that Mark IV consents to such amendment and executes an amended Adoption Agreement. The procedures for amending and terminating the Plan and for appointing such fiduciaries are set forth in Articles X through XIII.

            (b) The responsibilities of the Retirement Committee, the Trust Committee and the Trustee for the operation and administration of the Plan are allocated among them by virtue of the several Articles of this Plan and the Trust Agreement wherein their respective duties are specified.




            (c) Each fiduciary shall have only the authority and duties as are specifically given to it under this Plan, shall be responsible for the proper exercise of its own authority and duties, and shall not be responsible for any act or failure to act of any other fiduciary.

            (d) The basis upon which payments are to be made to the Plan and from the Plan are set forth in Articles III through VIII.

      9.05 Assets in Trust. Except as otherwise permitted under the Plan, all assets of the Plan shall be held in one or more trusts and shall be available for payment of the Accrued Benefit of all Participants in the Plan. The Trustees of each such Trust shall, upon acceptance of such office, have exclusive authority and discretion to manage and control the assets of the Plan held in such trust, subject to the terms of the Plan and of the Trust Agreement relating to the trust.

      9.06  Liability Among Co-Fiduciaries.

            (a) Except for any liability which he may have under the Act, a fiduciary shall not be liable for the breach of a fiduciary duty or responsibility by another fiduciary of the Plan except in the following circumstances:

                  (i) He participates knowingly in, or knowingly undertakes to conceal, an act or omission of such other fiduciary, knowing such act or omission is a breach;

                  (ii) By his failure to comply with the general fiduciary standards in the administration of his specific responsibilities which give rise to his status as a fiduciary, he has enabled such other fiduciary to commit a breach; or

                  (iii) He has knowledge of a breach by such other fiduciary and he does not undertake reasonable efforts under the circumstances to remedy the breach.

            (b) In the event that there are two or more persons serving as Trustee under the Trust Agreement, each shall use reasonable care to prevent a co-Trustee from committing a breach of fiduciary responsibility and they shall jointly manage and control assets of the Plan, except that in the event of an allocation of responsibilities, obligations or duties, a Trustee to whom such responsibilities, obligations or duties have not been allocated shall not be liable to any person by reason of this paragraph, either individually or as a Trustee, for any loss resulting to the Plan arising from the acts or omissions on the part of the Trustee to whom such responsibilities, obligations or duties have been allocated.








            (c) To the extent that fiduciary responsibilities are specifically allocated by a named fiduciary, or pursuant to the express terms hereof, to any person or persons, then such named fiduciary shall not be liable for any act or omission of such person in carrying out such responsibility except to the extent that the named fiduciary violated general fiduciary standards (i) with respect to such allocation or designation, (ii) with respect to the establishment or implementation of the procedure for making such an allocation or designation, or (iii) in continuing the allocation or designation, or the named fiduciary would otherwise be liable in accordance with general principals of fiduciary liability under the Act and otherwise.

            (d) No Trustee shall be liable for following instructions of the Retirement Committee given pursuant to authority given to the Retirement Committee under the Plan.

            (e) No fiduciary shall be liable with respect to any breach of fiduciary duty if such breach was committed before he became a fiduciary or after he ceased to be a fiduciary.

            (f)   To the extent that this Plan complies with the provisions of
Section 404(c) of ERISA, neither the Participant, Beneficiary, Alternate Beneficiary, fiduciary, Retirement Committee, Trust Committee or Trustee shall be liable for any loss (and with respect to a fiduciary, any breach) with respect to any Account resulting from the Participant's or the Beneficiary's exercise of control over the assets of such Account.

      9.07  Investment Manager.

            If an "investment manager", as defined below, is appointed to manage (including the power to acquire and dispose of) all or any part of the Fund, then the Trustee shall have no fiduciary liability for the acts or omissions of such investment manager or be under any obligation to invest or otherwise manage that portion of the Fund which is subject to the management
of such investment manager.   For purposes of this Plan, "Investment Manager"
shall mean any fiduciary other than a "named fiduciary" (including the Trustee) of this Plan and Trust who has the power to manage, acquire, or dispose of any portion of the Fund, is registered as an investment adviser under the Investment Advisors Act of 1940, is a bank as defined in that Act, or is an insurance company qualified to manage, acquire or dispose of any portion of the Fund; and who has acknowledged in writing that it is a fiduciary with respect to the Plan. If an investment manager is appointed, written notice thereof shall be given to the Trustee.

      9.08 Legal Process. The Administrator of the Plan shall be the agent of the Plan to receive service of legal process.

      9.09 Expenses. The reasonable expenses incident to the operation of the Plan, including but not limited to fees for professional, legal or accounting services, Trustees fees, Investment Advisor Fees, Investment Manager fees and the cost of such other technical or clerical assistance as may be required, shall be paid out of the Fund, to the extent not paid for by the Employer.
                                   ARTICLE X

             10.  PLAN ADMINISTRATION AND THE RETIREMENT COMMITTEE


      10.01 Appointment and Removal of Retirement Committee. The administration of the Plan shall be vested in a Retirement Committee of three
(3) or more persons who shall be appointed by the Board, and may include persons who are not Participants in the Plan. A person appointed a member of the Retirement Committee shall signify his acceptance in writing. The Board may remove or replace any member of the Retirement Committee at any time in its sole discretion and any Retirement Committee member may resign by delivering his written resignation to the Board, which resignation shall become effective upon its delivery or at any later date specified therein. If at any time there shall be a vacancy in the membership of the Retirement Committee, the remaining member or members of the Retirement Committee shall continue to act until such vacancy is filled by action of the Board. In the event that a Retirement Committee is not appointed, the Board of Directors of Mark IV shall constitute the Retirement Committee. Notwithstanding the foregoing, the Board may appoint separate Retirement Committees to administer the provisions of the Plan with respect to a Participating Company.

      10.02 Action by Retirement Committee. The Retirement Committee shall hold meetings upon such notice, at such place or places, and at such times as its members may from time to time determine. A majority of its members at the time in office shall constitute a quorum for the transaction of business. All action taken by the Retirement Committee at any meeting shall be by vote of the majority of its members present at such meeting, except that the Retirement Committee also may act without a meeting by a consent signed by a majority of its members. Any member of the Retirement Committee who is a Participant in the Plan shall not vote on any question relating exclusively to himself. In addition, Subject to the terms of the Plan, the Retirement Committee may from time to time accept actuarial tables and adopt such additional by-laws, rules and regulations as it shall deem appropriate for the administration of the Plan and for the conduct and transaction of its business and affairs.

      10.03 Powers. The Retirement Committee shall have such powers as may be necessary to discharge its duties under the Plan, including the complete and discretionary power and authority:

            (a) to interpret and construe the Plan, to determine all questions with regard to Employment, eligibility, Years of Service, Participation, Compensation, Retirement Income, and such factual matters as date of birth and martial status, and similarly related matters for the purpose of the Plan. The Retirement Committee's determination of all questions arising under the Plan shall be conclusive upon all Participants,
the  Board, each Participating   Company, Mark IV, the  Trustee and the other
interested parties;

            (b) to prescribe procedures to be followed by Participants and Beneficiaries filing applications for benefits;

            (c) to prepare and distribute to Participants information explaining the Plan;

            (d) to appoint or employ individuals to assist in the administration of the Plan and any other agents it deems advisable, including legal, accounting and actuarial counsel;

            (e) to instruct the Trustee to make benefit payments pursuant to the Plan;

            (f) to receive and review the periodic valuation of the Plan made by the Actuary;

            (g) to receive and review reports of disbursements from the Trust Fund made by the Trustee;

            (h) to receive and review the periodic audit of the Plan made by a Certified Public Accountant. The Retirement Committee shall have no power to add to, subtract from or modify any of the terms of the Plan, or to change or add to any benefits provided by the Plan, or to waive or fail to apply any requirements for eligibility for a benefit under the Plan; and

            (i) to direct the Trustee to invest the assets of the Trust or such part thereof as it may designate among the Investment Funds selected by the Participants.

      10.04 Information from Participants; Unclaimed Funds. Each Participant shall be required to furnish to the Retirement Committee, on the form prescribed by it, such personal data, affidavits, authorizations to obtain information, and other information as such Committee may deem appropriate for the proper administration of the Plan.

      In addition, each Participant shall keep the Committee informed of his current address and the current address of his Spouse, or Beneficiaries. Neither the Employer, the Retirement Committee, the Trust Committee, nor the Trustee shall be obligated to search for the whereabouts of any person.

      If the location of a Participant is not made known to the Retirement Committee within two (2) years after the date on which distribution of the Participant's benefits may first be made and the Retirement Committee is unable to locate the Participant or any individual who would receive a distribution under the Plan upon the death of the Participant pursuant to
Article VIII of the Plan, any benefit payable under the Plan to such Participant shall be deemed to be forfeited. As of the end of the Plan Year in which an amount is forfeited pursuant to this Section, the amount which is forfeited shall be allocated among the accounts of the Participants in this Plan in the same ratio that the value of each Participant's Account bears to the total value of all Accounts of all Participants in this Plan. Notwithstanding the foregoing, if the Participant, Spouse or Beneficiary makes a valid claim for any amount that has been so forfeited, the forfeited benefits shall be reinstated.



      10.05 Records. The Retirement Committee shall prepare, or cause to be prepared, such periodic reports to the U.S. Labor Department, the Internal Revenue Service and the Pension Benefit Guaranty Corporation as may be required pursuant to the Act. The Retirement Committee shall report to the Board annually with respect to its operations for the preceding year.

      10.06 Authority to Act. The Retirement Committee may authorize one or more of its members, officers or agents to sign on its behalf any of its instructions, directions, notifications, or communications to the Trustee, and the Trustee may conclusively rely thereon and the information contained therein.

      10.07 Liability for Acts. No member of the Retirement Committee shall be personally liable for any error of omission or commission unless such error results from his own gross negligence, willful misconduct, or lack of good faith, nor shall any member of the Retirement Committee be personally liable for any act of gross negligence, willful misconduct, or lack of good faith of any other member or members of such Committee.

      10.08 Compensation and Expenses. Unless authorized by the Board, a member or officer of the Retirement Committee shall not be compensated for his service, but shall be reimbursed for reasonable expenses incident to the performance of such service.

      10.09 Indemnity. In the event and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Retirement Committee and the individual members thereof shall be indemnified by Mark IV against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

      10.10 Denied Claims. If any application for payment of a benefit under the Plan shall be denied, the Retirement Committee shall notify the claimant within a reasonable time of such denial setting forth the specific reason thereof in a manner calculated to be understood by the Participant and affording such claimant a reasonable opportunity for a full and fair review of the decision denying his claim. Notice of such denial shall also set forth, such additional information as may be relevant to denial of the claim, an explanation of the claims review procedure and advice that such claimant may request the opportunity to review pertinent plan documents and submit a statement of issues and comments.

            Within sixty (60) days following advice of denial of his claim, upon request made by any claimant for a review of such denial, the Retirement Committee shall take appropriate steps to review its decision in light of any further information or comments submitted by such claimant. The Retirement Committee shall be empowered to hold a hearing at which such claimant shall be entitled to present the basis of his claim for review and at which he may be represented by counsel.







            The Retirement Committee shall render a decision within sixty (60) days after claimant's request for review (which may be extended to 120 days if circumstances so require) and shall advise claimant in writing of its decision on such review, specifying its reasons and identifying appropriate provisions of the Plan.

                                  ARTICLE XI

                                11.  THE TRUST


      11.01 Trust Agreement. Mark IV and, to the extent necessary, each Participating Company shall enter into a Trust Agreement with a Trustee selected by it in its sole discretion, and the Trustee shall receive the contributions to the Trust Fund made by the Employer pursuant to the Plan and shall hold, invest, reinvest, and distribute such fund in accordance with the terms and provisions of the Trust Agreement and of the Plan. Mark IV will determine the forms and terms of such Trust Agreement and may modify such Trust Agreement from time to time to accomplish the purpose of this Plan and may, in its sole discretion, revoke any Trust and select any successor Trustee. The Trust Agreement may provide that the Trust Fund thereunder may be used to fund the Plan and other qualified plans maintained by the Company or by any other company which meet the requirements of Section 401(a) of the Code.

      11.02 Trust Committee. The Board shall establish a Trust Committee which shall act in certain matters relating to administration of the Trust Fund held by the Trustee, subject to the provisions of this Article and the Trust Agreement. Such Trust Committee shall consist of three (3) or more persons appointed by the Board, and may include persons who are members of the Retirement Committee or who are not Participants in the Plan. A person appointed a member of the Trust Committee shall signify his acceptance in writing. The Board may remove or replace any member of the Trust Committee at any time in its sole discretion, and any Trust Committee member may resign by delivering his written resignation to the Board, which resignation shall become effective upon its delivery or at a later date specified therein. If at any time there shall be a vacancy in the membership of the Trust Committee, the remaining members thereof shall continue to act until such vacancy is filled by action of the Board. In the event that a Trust Committee is not appointed, the Board of Directors of Mark IV shall constitute the Trust Committee.

      11.03 Action by Trust Committee. The Trust Committee shall hold meetings upon such notice, at such place or places, and at such time as its members from time to time determine. A majority of its members at the time in office shall constitute a quorum for the transaction of business. All action taken by the Trust Committee at any meeting shall be by vote of the majority of its members present at such meeting. The Trust Committee also may act without a meeting by a consent signed by a majority of its members. In addition, subject to the terms of the Plan and Trust Agreement, the Trust Committee may from time to time adopt such additional by-laws, rules and regulations of uniform and non-discriminatory application as it shall deem appropriate for the conduct and transaction of its business and affairs.

      11.04 Powers. The Trust Committee shall have such powers as may be necessary to discharge its duties under the Plan, including the power:




            (a) to establish the investment policy of the Plan, subject to such written instructions as may from time to time be issued by the Board of Directors of the Company, and to give instructions to the Trustee, and take such other steps as may be necessary or proper, to effectuate such investment policy, including but not limited to the appointment of one or more Investment Managers to manage all or part of the Trust Fund;

            (b) to direct the Trustee to use the Trust, or such part thereof as it may designate, to purchase insurance policies or annuity contracts or any combination of the foregoing from any insurance company approved by the Board;

            (c) to require from the Trustee written accountings, and such other information as the Trust Committee may request from time to time, in accordance with the Trust Agreement;

            (d)   to receive and review periodic accountings of the Trustee;

            (e)   to request reports and information from the Trustee;

            (f) to determine from time to time the allocation of contributions and assets held under the Plan between or among one or more trusts and one or more insurance companies and to direct the transfer of assets between or among such trusts and insurance companies;

            (g) to direct that any insurance company transfer insurance reserves between separate investment accounts and amounts invested as part of general investment accounts and to consult with any such insurance company on investment policies;

            (h) Subject to the approval of the Board, to establish with such companies as the Trust Committee may appoint from time to time, one or more Investment Funds for the investment of amounts allocated to a Participant's Account and to engage any independent investment manager or managers and such other professional advisors as it may deem necessary or desirable to aid in the management and administration of the Trust Fund.

      11.05 Records. The Trust Committee shall keep accurate records and minutes of its proceedings and actions, and shall report showing to the Board annually in reasonable detail the results of operation of the Trust for the preceding year.

      11.06 Compensation and Expenses. Unless authorized by the Board, a member or officer of the Trust Committee shall not be compensated for his service, but shall be reimbursed for any reasonable expenses incident to the performance of such service.

      11.07 Liability. Except as may otherwise be required by law, no member of the Trust Committee shall be liable for any error of omission or commission unless such error results from his own gross negligence, willful misconduct, or lack of good faith, nor shall any member of the Trust Committee be liable for any act of gross negligence, willful misconduct, or lack of good faith of any other member or members of such committee.

      11.08 Authority to Act. The Trust Committee may authorize one or more of its members, officers or agents to sign on its behalf any of its instructions, directions, notification or communications to others, and such other persons may conclusively rely thereon and on the information contained therein.

      11.09 Indemnity. In the event and to the extent not insured against by any insurance company pursuant to provisions of any applicable insurance policy, the Trust Committee and the individual members thereof shall be indemnified by Mark IV against any and all liabilities arising by reason of any act or failure to act made in good faith pursuant to the provisions of the Plan, including expenses reasonably incurred in the defense of any claim relating thereto.

      11.10 Insufficiency of Trust Fund. The Employer shall not be liable in any manner to any Participant or Beneficiary if the Trust Fund shall be insufficient to provide for the payment of all benefits. Such benefits are to be payable only from the Trust Fund and only to the extent of the assets of such Fund. Any person having any claim under the Plan shall look solely to the Trust Fund for payment or satisfaction thereof.

                                  ARTICLE XII

                          12.  AMENDMENT OF THE PLAN


      12.01 Right to Amend. Mark IV reserves the right through the action of its Board of Directors, at any time and from time to time, subject to the limitations hereinafter provided, to amend in whole or in part any or all provisions of the Plan. The Retirement Committee may amend the Plan without consent of the Board, if such amendment is necessary to maintain the continued tax qualification of the Plan, or if necessary to carry out its duties under
Article X, except no amendment should be executed by the Retirement Committee without the consent of the Board, if such amendment would significantly increase or decrease the cost of the Plan to Mark IV. Each amendment of the Plan shall be in writing, and shall become effective on the date specified therein.

      12.02 Amendment of Vesting Schedule. If the vesting schedule contained in Section 3.06 hereof is amended, each Participant's vested percentage in his Accrued Benefit, determined as of the later of the date the amendment is adopted or the date the amendment is effective, shall not be less than such Participant's vested percentage in his Accrued Benefit computed under the Plan on such date without regard to such amendment. The above sentence shall only apply to Employees who are Participants on the date the amendment is adopted or the date the amendment is effective, whichever is later. In addition, each Participant having not less than 5 Years of Service or, effective March 1, 1989, not less than 3 Years of Service as of the expiration of the election period set forth below is permitted to irrevocably elect, within the election period, to have his vested percentage in his Accrued Benefit computed under the Plan without regard to such amendment; provided, however, no election shall be provided to any such Participant whose non-forfeitable percentage under the Plan, as amended, at any time cannot be less than such percentage determined without regard to such amendment. If a Participant fails to make such election, then such Participant shall be subject to the new vesting schedule. The election period shall commence on the date the Plan amendment is adopted and shall end on the latest of the following dates:

            (a) The date sixty (60) days after the date the Plan amendment is adopted;

            (b) The date sixty (60) days after the effective date of the amendment;

            (c) The date sixty (60) days after the Participant is issued written notice of the amendment by the Retirement Committee.

      12.03 Restrictions on Amendment. No amendment of the Plan may be made which shall either deprive any Participant or Beneficiary of any part of such Participant's Accrued Benefit under a Predecessor Plan or any part of such Participant's Accrued Benefit as constituted at the time of such amendment nor shall such amendment result in the reversion to an Employer of any part of the Trust Fund contrary to the provisions of the Plan.
                                 ARTICLE XIII

                         13.  TERMINATION OF THE PLAN


      13.01 Events Constituting Termination.

            (a) It is expressly declared to be the desire and intention of Mark IV and each Participating Company to continue the Plan and Trust in existence for an indefinite period of time. However, circumstances not now anticipated or foreseeable may arise in the future, as a result of which Mark IV or a Participating Company may deem it to be impracticable or unwise to continue the Plan and the Trust established hereunder, and Mark IV and each Participating Company therefore reserve the right to terminate the Plan (insofar as it affects its Employees) at any time. Such termination shall be effected by a written instrument of termination executed by such Employer. A copy of such instrument shall be delivered to the Trustee, to each other Employer and to the Retirement and Trust Committees.

            (b) With respect to any Employer, its adjudication of bankruptcy or insolvency by any court of competent jurisdiction other than in the course of a proceeding under Chapter XI of the Bankruptcy Laws; its making of a general assignment for the benefit of creditors; its dissolution, merger, consolidation, other reorganization or discontinuance of business, unless the Plan is continued by a Successor Company; or its complete discontinuance of contributions, shall operate to terminate the Plan with respect to such Employer.

            (c) Subject to applicable requirements of notice to the Pension Benefit Guaranty Corporation, governing termination of employee pension benefit plans, the Retirement Committee shall direct the Trustee to segregate the assets of the Trust Fund allocable to a terminating Employer, for payment of benefits in accordance with the provisions of this Article.

      13.02 Partial Termination. Upon a partial termination of the Plan with respect to a group of Participants, the Retirement Committee shall determine the proportionate interests of the Participants affected by such partial termination. After such proportionate interests have been determined, the Retirement Committee shall direct the Trustee to segregate the assets of the Trust Fund allocable to such group of Participants, for payment of benefits in accordance with the provisions of this Article.

      13.03 Allocation of Assets. Upon termination of the Plan under Section 13.01, or upon a complete discontinuance of contributions under Article IV hereof, each Participant shall become fully and non-forfeitably vested in his Accrued Benefit. Upon a partial termination of the Plan under Section 13.02, only those Participants covered under the portion of the Plan which is deemed to have terminated shall become fully and nonforfeitably vested in their Accrued Benefit.



      13.04 Manner of Distribution. Subject to the foregoing provisions of this Article XIII, any distribution after termination of the Plan may be made, in whole or in part, to the extent that no discrimination results, in cash, securities or other assets in kind (based on their fair market value as of the date of distribution), or in nontransferable annuity contracts, as the Retirement Committee in its discretion shall determine.

      13.05 Merger. In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan after September 2, 1974, each Participant in the Plan must (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

      13.06 Internal Revenue Service Approval for Distribution.
Notwithstanding any provisions of the Plan or of the Trust Agreement to the contrary, no person shall have any right or claim to any asset of the Trust Fund before the Internal Revenue Service shall determine that the proposed distribution of assets under this Article does not result in the discrimination prohibited by Section 401(a)(4) of the Code.

                                  ARTICLE XIV

                         14.  MISCELLANEOUS PROVISIONS


      14.01 No Assignment of Benefit. Except with respect to a Qualified Domestic Relations Order described in Section 14.02 no benefit under the Plan, nor any other interest hereunder of any Participant, Beneficiary or Contingent Annuitant, shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, communication, anticipation, garnishment, attachment, execution, or levy of any kind, and the Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same, except to the extent required by law.

      14.02 Qualified Domestic Relations Order.

            (a) The provisions of this Section shall be effective on and after the Effective Date except that in the case of a Domestic Relations Order (hereinafter defined) entered before such date, the Retirement Committee shall treat such order as a Qualified Domestic Relations Order (hereinafter defined) if the Retirement Committee is paying benefits pursuant to such order on such date, and, in its sole discretion may treat any other such order entered into before the Effective Date as a Qualified Domestic Relations Order even if such order does not meet the requirements for a Qualified Domestic Relations Order.

            (b) "Qualified Domestic Relations Order" means a judgment, decree or order (including approval of a property settlement agreement) which relates to the provision of child support, alimony payments, or marital property rights of a spouse, former spouse, child, or other dependent of a Participant and is made pursuant to a State domestic relations law, (a "Domestic Relations Order") and which satisfies the following requirements:

                  (i) creates or recognizes the existence of an Alternate Payee's right to, or assigns to an Alternate Payee the right to receive all or a portion of the benefits payable with respect to a Participant under the Plan;

                  (ii) specifies the name and the last known mailing address (if any) of the Participant and the name and mailing address of each Alternate Payee (hereinafter defined) covered by the order;

                  (iii) specifies the amount of percentage of the Participant's benefits to be paid by the Plan to each such Alternate Payee, or the manner in which such amount or percentage is to be determined;

                  (iv) specifies the number of payments or period to which such order applies;

                  (v)   specifies each plan to which such order applies;




                  (vi) does not require a plan to provide any type or form of benefit, or any options not otherwise provided under the plan, provided, however, such order may require payment before a Participant has separated from service if it directs payment of benefits to an Alternate Payee:

                        (A) on or after the date on which the Participant attains (or would have attained) the Earliest Retirement Age as defined in
Section 1.20 except that if this Plan is a defined contribution plan, Earliest Retirement Age means the date which is 10 years before Normal Retirement Age;

                        (B) as if the Participant had retired on the date on which such payment is to begin under such order (but taking into account only the value of the Participant's Account as of such date); and

                        (C) In any form in which such benefits may be paid under the Plan to the Participant (other than in the form of a joint and survivor annuity with respect to the Alternate Payee and his or her subsequent spouse);

                  (vii) does not require the plan to provide increased benefits (determined on the basis of actuarial value), and

                  (viii) does not require the payment of benefits to an Alternate Payee which are required to be paid to another Alternate Payee under another order previously determined to be a Qualified Domestic Relations Order.

            (c) The term "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is recognized by a Domestic Relations Order as having a right to receive all, or a portion of, the benefits payable under a plan with respect to such Participant.

            (d) In the case of any domestic relations order received by the Plan the Retirement Committee shall promptly notify the Participant and any other Alternate Payee of the receipt of such order and of the Plan's procedures for determining the qualified status of domestic relations orders, and within a reasonable period after receipt of such order, the Retirement Committee shall determine whether such order is a Qualified Domestic Relations Order and notify the Participant and each Alternate Payee of such determination.

            (e) During any period in which the issue of whether a Domestic Relations Order or a Qualified Domestic Relations Order is being determined, the Retirement Committee shall segregate in a separate account in the Plan or in an escrow account the amounts which would have been payable to the Alternate Payee during such period if the order had been determined to be a Qualified Domestic Relations Order.

            (f) If within 18 months the order is determined to be a Qualified Domestic Relations Order, the Retirement Committee shall pay the segregated amounts (plus any interest earned thereon) to the person or persons entitled thereto. If within 18 months it is determined that the order is not a Qualified Domestic Relations Order, or the issue as to whether such order is a Qualified Domestic Relations Order is not resolved, the Retirement Committee shall pay the segregated amounts (plus any interest earned thereon) to the person or persons who would have been entitled to such amounts if there had been no order. Any determination that an order is a Qualified Domestic Relations Order which is made after the close of the 18-month period shall be applied prospectively only.

      14.03 No Implied Rights to Employment. Neither this Plan, the payment of contributions by the Employer to the Trust Fund, nor the payment of any benefits pursuant to the Plan shall be construed to create any obligation upon the Employer to continue to make contributions to the Plan or to give any present or future employee any right to continue employment.

      14.04 Return of Contributions to Employer. The Plan is created for the exclusive benefit of Participants, their Beneficiaries, and Contingent Annuitants. Except as provided in subparagraphs (a) and (b) below, at no time prior to the satisfaction of all liabilities under the Plan with respect to Participants and their Beneficiaries shall any contributions to the Plan by an Employer or any assets of the Trust Fund ever revert to or be used by such Employer.

            (a) In the case of a contribution that is made by an Employer by a mistake of fact, such Employer may direct the return to it of such contribution within one year after the payment of the contribution.

            (b) Contributions by an Employer are conditioned upon initial qualification of the Plan under Section 401(a) of the Code and the deductibility of each such contribution under Section 404 of the Code, and an Employer may direct the return to it of any contribution (to the extent disallowed) within one year after the disallowance.

      14.05 Plan Assets, Merger or Transfer. There shall be no merger or consolidation with, or transfer of assets or liabilities of the Plan to, any other plan unless each Participant in the Plan would, if the Plan terminated after such merger, consolidation, or transfer of assets or liabilities, receive a benefit immediately thereafter equal to or greater than the benefit that he would have been entitled to receive immediately before such merger, consolidation or transfer if the Plan had then terminated.

      14.06 Liability for Acts. Except as may otherwise be required by law, neither the Employer nor the Trustee, nor any of their directors, officers, employees or agents, nor any member of the Retirement Committee or the Trust Committee, if any, appointed under the Plan, shall be liable for any error, omission or commission unless such error results from his gross negligence, willful misconduct or lack of good faith, nor shall any such person be liable for any act of gross negligence, willful misconduct or lack of good faith of any other such person or other person acting under the Plan.

      14.07 Payment of Benefits.

            Payment of any benefit for the lifetime of a person shall cease with the last payment due on or before the date of his death.




            If the Retirement Committee determines that a person entitled to receive any benefit payment is under a legal disability or is incapacitated in any way so as to be unable to manage his financial affairs the Retirement Committee may direct the Trustee to make payment to his legal representative or to make payments to his legal representative or to a relative or other person for his benefit, or to apply the payment for the benefit of such person in such manner as the Retirement Committee considers advisable. Any payment of a benefit in accordance with the provisions of this subparagraph shall be a complete discharge of any liability to make such payment.

      14.08 Effectuation of Intent. In the event it should become impossible for Mark IV, the Retirement Committee, or the Trust Committee to perform any act required by the Plan, the Company or either committee may perform such other act as it in good faith determines will most nearly carry out the intent and purpose of the Plan.

      14.09 Headings. The headings of Articles and Paragraphs of this Plan are for convenience of reference only, and in case of any conflict between any such headings and the text of this Plan, the text shall govern.

      14.10 Copy of Plan. An executed copy of the Plan shall be available for inspection by any Employee or other person entitled to benefits under the Plan at reasonable times at the office of the Employer.

      14.11 Governing Law. Except as otherwise required by law, the Plan and all matters arising thereunder shall be governed by the laws of the State of New York.

            IN WITNESS WHEREOF, the Mark IV has caused this instrument to be executed by its officers thereunto duly authorized on the 17th day of June, 1994.


                                    MARK IV INDUSTRIES, INC.



                              By:   /s/ Frederic L. Cook
                                    ---------------------
                                    Frederic L. Cook
                                    Sr. Vice President - Administration